EXECUTION

SAXON ASSET SECURITIES TRUST 2006-3,

Issuer

SAXON ASSET SECURITIES COMPANY,

Depositor

SAXON FUNDING MANAGEMENT, INC.,

Master Servicer

SAXON MORTGAGE SERVICES, INC.,

Servicer

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

Indenture Trustee

SALE AND SERVICING AGREEMENT

Dated as of September 1, 2006

SAXON ASSET SECURITIES TRUST 2006-3

MORTGAGE LOAN ASSET BACKED NOTES, SERIES 2006-3

Section 9.5.	Notices.	100
Section 9.6.	Severability of Provisions.	101
Section 9.7.	Assignment.	101
Section 9.8.	Limitation on Rights of Securityholders.	101
Section 9.9.	Inspection and Audit Rights.	102
Section 9.10.	Mortgage Data.	102
Section 9.11.	Execution by the Issuer; No Petition.	102
Section 9.12.	Third Party Beneficiary.	103

SCHEDULES
Schedule I:	Mortgage Loan Schedule	S-I-1
Schedule IA:	SFM Mortgage Schedule	S-IA-1
Schedule IB:	Warehouse Mortgage Schedule	S-IB-1
Schedule II:	Interest Rate Schedule	S-II-1

EXHIBITS

Exhibit A:	Form of Initial Certification of Indenture Trustee	A-1
Exhibit B:	Form of Final Certification of Indenture Trustee	B-1
Exhibit C:	Request for Release of Documents and Receipt	C-1
Exhibit D:	Form of Remittance Agency Agreement	D-1
Exhibit E:	Form of Security Release Certification	E-1
Exhibit F-1:	Warehouse Sellers	F-1-1
Exhibit F-2:	Subservicers	F-2-1
Exhibit G:	Form of Certification to be Provided to the Depositor by the Indenture Trustee	G-1
Exhibit H:	Form of Certification to be Provided to the Depositor by the Servicer	H-1
Exhibit I:	Swap Agreement	I-1
Exhibit J:	Form 10-D, Form 8-K and Form 10-K Reporting Responsibility	J-1

EXECUTION

THIS SALE AND SERVICING AGREEMENT, dated as of September 1, 2006 (this “Agreement”) among SAXON ASSET SECURITIES TRUST 2006-3, a Delaware statutory trust, as issuer (the “Issuer”), SAXON ASSET SECURITIES COMPANY, a Virginia corporation, as depositor (the “Depositor”), SAXON FUNDING MANAGEMENT, INC., a Delaware corporation, as master servicer (the “Master Servicer”), SAXON MORTGAGE SERVICES, INC., a Texas corporation, as servicer (the “Servicer”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as indenture trustee (the “Indenture Trustee”),

WITNESSETH THAT

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

PRELIMINARY STATEMENT

WHEREAS, the Depositor has acquired the Initial Mortgage Loans from SFM pursuant to the Sales Agreement, and at the Closing Date is the owner of such Initial Mortgage Loans and the other property being conveyed by it to the Issuer hereunder for inclusion in the Trust Estate on the Closing Date;

WHEREAS, on the Closing Date, the Depositor will acquire the Notes and the Certificates (the “Securities”) from the Issuer as consideration for its transfer to the Issuer of the Initial Mortgage Loans, the deposit of the Original Pre-Funded Amount into the Pre-Funding Account and the other property constituting the Trust Estate;

WHEREAS, the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Issuer of the Initial Mortgage Loans, any Subsequent Mortgage Loans to be acquired during the Funding Period and the other property constituting the Trust Estate and the servicing of the Mortgage Loans; and

WHEREAS, pursuant to the Indenture, the Issuer will pledge the Mortgage Loans, the Swap Agreement and the other property constituting the Trust Estate to the Indenture Trustee as security for the Notes;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Issuer, the Depositor, the Master Servicer, the Servicer and the Indenture Trustee agree as follows:

ARTICLE 1.

DEFINITIONS

Section 1.1.  Defined Terms

Whenever used in this Agreement, in addition to any capitalized terms defined in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

AARA: Each Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among Saxon Funding Management, Inc., as Assignor, the Depositor, as assignee, and a Conduit Seller, as seller.

Account Designation: Saxon Asset Securities Trust 2006-3 Mortgage Loan Asset Backed Notes, Series 2006-3.

Accrual Period: With respect to any Payment Date, the period from the preceding Payment Date (or from the Closing Date, in the case of the first Payment Date) to and including the day prior to the current Payment Date.

Administration Agreement: The Administration Agreement dated as of September 1, 2006 among the Issuer, the Administrator, the Owner Trustee and the Depositor, as such may be amended or supplemented from time to time.

Administrator: Deutsche Bank Trust Company Americas, in its capacity of administrator under the Administration Agreement.

Advance: Each P&I Advance and Servicing Advance.

Affiliate: Any Person or entity controlling, controlled by or under common Control with Saxon Mortgage Services, Inc. “Control” means the power to direct the management and policies of a Person or entity, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. “Controlling” and “controlled” shall have meanings correlative to the foregoing.

Agreement: This Sale and Servicing Agreement and all amendments or supplements hereto.

Applicable Law: As defined in Section 3.5(f) of this Agreement.

Assumed Principal Balance: As of any Payment Date, the sum of:

(i) the aggregate Stated Principal Balances of the Mortgage Loans as of the related Determination Date, plus

(ii) the aggregate amount on deposit in the Pre-Funding Account, less Pre-Funding Account Earnings thereon as of the related Determination Date

(or, in the case of any calculation made as of the Cut Off Date, the aggregate Stated Principal Balance of the Initial Mortgage Loans as of the Cut Off Date plus the aggregate amount on deposit in the Pre-Funding Account, less Pre-Funding Account Earnings thereon if any, as of the Closing Date).

Available Funds: As of any Payment Date, the sum of all Principal Funds and Interest Funds for such date.

Available Funds Rate: As of any Payment Date and any Class of Notes, a per annum rate equal to the product of (i) the quotient of Interest Funds divided by the aggregate Class Principal Balances of the Notes before taking into account any payments of principal on such Payment Date (minus any Principal Deficiency Amount), multiplied by (ii) a fraction the numerator of which is 360 and the denominator of which is the actual number of days in the Accrual Period.

Available Funds Shortfall: For any Class of Notes and any Payment Date, the sum of (a) the excess, if any, of (i) the amount that would have been the Current Interest for such Class had the Interest Rate for such Class been determined without regard to the Available Funds Rate over (ii) the actual amount of Current Interest paid for such Class, plus (b) any excess described in clause (a) for any prior Payment Date that remains unpaid, plus (c) interest accrued during the Accrual Period related to such Payment Date on the amount described in clause (b) at the Interest Rate applicable to such Class, determined without regard to the Available Funds Rate.

Bankruptcy Code: The United States Bankruptcy Reform Act of 1978, as amended.

Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York City or the city in which any of the Custodian, the Servicer, the Master Servicer, or the Corporate Trust Office of the Indenture Trustee or the Owner Trustee is located are authorized or obligated by law or executive order to be closed.

Calculation Agent: Deutsche Bank Trust Company Americas, a New York banking corporation, and its successors and assigns in such capacity.

Certificate Account: The account maintained by the Administrator pursuant to Section 3.22.

Certificateholder: As defined in the Trust Agreement.

Certificate Owner: As defined in the Trust Agreement.

Certificate Register and Certificate Registrar: As defined in the Trust Agreement.

Certificates: The Trust Certificate and the Class X Certificate.

Class: All Notes bearing the same class designation. The definition of each Class of Notes in the Indenture is incorporated into this Agreement by reference.

Class B Notes: Any Class of Notes issued under the Indenture including the letter “B” in its Class designation.

Class M Notes: Any Class of Notes issued under the Indenture including the letter “M” in its Class designation.

Class B-1 Principal Payment Amount: With respect to any Payment Date before the Stepdown Date or for which a Trigger Event is in effect, zero, and with respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect the excess of:

(i) the sum of:

(A)	the aggregate Class Principal Balance of the Class A Notes (after giving effect to payments on such date),

(B)	the aggregate Class Principal Balance of the Class M Notes (after giving effect to payments on such date), and

(C)	the Class Principal Balance of the Class B-1 Notes immediately prior to such Payment Date, over

(ii) the lesser of:

(A)	the related Target Percentage of the Assumed Principal Balance as of the last day of the related Due Period, and

(B)	the Assumed Principal Balance as of the last day of the related Due Period less the Overcollateralization Floor for such Payment Date (but in no event less than zero).

Class B-2 Principal Payment Amount: With respect to any Payment Date before the Stepdown Date or for which a Trigger Event is in effect, zero, and with respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect the excess of:

(i) the sum of:

(A)	the aggregate Class Principal Balance of the Class A Notes (after giving effect to payments on such date),

(B)	the aggregate Class Principal Balance of the Class M Notes (after giving effect to payments on such date),

(C)	the Class Principal Balance of the Class B-1 Notes (after giving effect to payments on such date), and

(D)	the Class Principal Balance of the Class B-2 Notes immediately prior to such Payment Date, over

(ii) the lesser of:

(A)	the related Target Percentage of the Assumed Principal Balance as of the last day of the related Due Period, and

(B)	the Assumed Principal Balance as of the last day of the related Due Period less the Overcollateralization Floor for such Payment Date (but in no event less than zero).

Class B-3 Principal Payment Amount: With respect to any Payment Date before the Stepdown Date or for which a Trigger Event is in effect, zero, and with respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect the excess of:

(i) the sum of:

(A)	the aggregate Class Principal Balance of the Class A Notes (after giving effect to payments on such date),

(B)	the aggregate Class Principal Balance of the Class M Notes (after giving effect to payments on such date),

(C)	the Class Principal Balance of the Class B-1 Notes (after giving effect to payments on such date),

(D)	the Class Principal Balance of the Class B-2 Notes (after giving effect to payments on such date), and

(E)	the Class Principal Balance of the Class B-3 Notes immediately prior to such Payment Date, over

(ii) the lesser of:

(A)	the related Target Percentage of the Assumed Principal Balance as of the last day of the related Due Period, and

(B)	the Assumed Principal Balance as of the last day of the related Due Period less the Overcollateralization Floor for such Payment Date (but in no event less than zero).

Class M-1 Credit Enhancement Percentage: (i) As of any Payment Date, an amount equal to a fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Balance of the Subordinate Notes (other than the Class M-1 Notes) for such Payment Date and the Overcollateralization Amount for such Payment Date, minus the aggregate of any Principal Deficiency Amounts allocated to the Subordinate Notes (other than amounts allocated to the Class M-1 Notes), and the denominator of which is the Assumed Principal Balance as of such Payment Date.

Class M-1 Principal Payment Amount: With respect to any Payment Date before the Stepdown Date or for which a Trigger Event is in effect, zero, and with respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect the excess of:

(i) the sum of:

(A)	the aggregate Class Principal Balance of the Class A Notes (after giving effect to payments on such date), and

(B)	the Class Principal Balance of the Class M-1 Notes immediately prior to such Payment Date, over

(ii) the lesser of:

(A)	the related Target Percentage of the Assumed Principal Balance as of the last day of the related Due Period and

(B)	the Assumed Principal Balance as of the last day of the related Due Period less the Overcollateralization Floor for such Payment Date (but in no event less than zero).

Class M-2 Principal Payment Amount: With respect to any Payment Date before the Stepdown Date or for which a Trigger Event is in effect, zero, and with respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect the excess of:

(i) the sum of:

(A)	the aggregate Class Principal Balance of the Class A Notes (after giving effect to payments on such date),

(B)	the Class Principal Balance of the Class M-1 Notes (after giving effect to payments on such date), and

(C)	the Class Principal Balances of the Class M-2 Notes immediately prior to such Payment Date, over

(ii) the lesser of:

(A)	the related Target Percentage of the Assumed Principal Balance as of the last day of the related Due Period, and

(B)	the Assumed Principal Balance as of the last day of the related Due Period less the Overcollateralization Floor for such Payment Date (but in no event less than zero).

Class M-3 Principal Payment Amount: With respect to any Payment Date before the Stepdown Date or for which a Trigger Event is in effect, zero, and with respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect the excess of:

(i) the sum of:

(A)	the aggregate Class Principal Balance of the Class A Notes (after giving effect to payments on such date),

(B)	the Class Principal Balance of the Class M-1 Notes (after giving effect to payments on such date),

(C)	the Class Principal Balance of the Class M-2 Notes (after giving effect to payments on such date), and

(D)	the Class Principal Balance of the Class M-3 Notes immediately prior to such Payment Date, over

(ii) the lesser of:

(A)	the related Target Percentage of the Assumed Principal Balance as of the last day of the related Due Period; and

(B)	the Assumed Principal Balance as of the last day of the related Due Period less the Overcollateralization Floor for such Payment Date (but in no event less than zero).

Class M-4 Principal Payment Amount: With respect to any Payment Date before the Stepdown Date or for which a Trigger Event is in effect, zero, and with respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect the excess of:

(i) the sum of:

(A)	the aggregate Class Principal Balance of the Class A Notes (after giving effect to payments on such date),

(B)	the Class Principal Balance of the Class M-1 Notes (after giving effect to payments on such date),

(C)	the Class Principal Balance of the Class M-2 Notes (after giving effect to payments on such date),

(D)	the Class Principal Balance of the Class M-3 Notes (after giving effect to payments on such date), and

(E)	the Class Principal Balance of the Class M-4 Notes immediately prior to such Payment Date, over

(ii) the lesser of:

(A)	the related Target Percentage of the Assumed Principal Balance as of the last day of the related Due Period, and

(B)	the Assumed Principal Balance as of the last day of the related Due Period less the Overcollateralization Floor for such Payment Date (but in no event less than zero).

Class M-5 Principal Payment Amount: With respect to any Payment Date before the Stepdown Date or for which a Trigger Event is in effect, zero, and with respect to any Payment Date on and after the Stepdown Date and as long as a Trigger Event is not in effect the excess of:

(i) the sum of:

(A)	the aggregate Class Principal Balance of the Class A Notes (after giving effect to payments on such date),

(B)	the Class Principal Balance of the Class M-1 Notes (after giving effect to payments on such date),

(C)	the Class Principal Balance of the Class M-2 Notes (after giving effect to payments on such date),

(D)	the Class Principal Balance of the Class M-3 Notes (after giving effect to payments on such date),

(E)	the Class Principal Balance of the Class M-4 Notes (after giving effect to payments on such date), and

(F)	the Class Principal Balance of the Class M-5 Notes immediately prior to such Payment Date, over

(ii) the lesser of:

(A)	the related Target Percentage of the Assumed Principal Balance as of the last day of the related Due Period, and

(B)	the Assumed Principal Balance as of the last day of the related Due Period less the Overcollateralization Floor for such Payment Date (but in no event less than zero).

Class M-6 Principal Payment Amount: With respect to any Payment Date before the Stepdown Date or for which a Trigger Event is in effect, zero, and with respect to any Payment Date on and after the Stepdown Date and as long as a Trigger Event is not in effect the excess of:

(i)	the sum of:

(A)	the aggregate Class Principal Balance of the Class A Notes (after giving effect to payments on such date),

(B)	the Class Principal Balance of the Class M-1 Notes (after giving effect to payments on such date),

(C)	the Class Principal Balance of the Class M-2 Notes (after giving effect to payments on such date),

(D)	the Class Principal Balance of the Class M-3 Notes (after giving effect to payments on such date),

(E)	the Class Principal Balance of the Class M-4 Notes (after giving effect to payments on such date),

(F)	the Class Principal Balance of the Class M-5 Notes (after giving effect to payments on such date), and

(G)	the Class Principal Balance of the Class M-6 Notes immediately prior to such Payment Date, over

(ii)	the lesser of:

(A)	the related Target Percentage of the Assumed Principal Balance as of the last day of the related Due Period, and

(B)	the Assumed Principal Balance as of the last day of the related Due Period less the Overcollateralization Floor for such Payment Date (but in no event less than zero).

Class Principal Balance: With respect to any Class of Notes and as of any Payment Date, the aggregate of the Note Principal Balances of all Notes of such Class as of such date.

Class X Certificate: Any Certificate evidencing the right to payment of certain residual cashflows received by the Issuer, substantially in the form attached as Exhibit B of the Trust Agreement.

Closing Date: October 10, 2006.

Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

Collection Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.5 with a depository institution for the benefit of the Indenture Trustee on behalf of the Noteholders and designated with the Account Designation.

Commission: As defined in Section 6.3.

Compensating Interest: As to any Payment Date and any Principal Prepayment in Full in respect of a Mortgage Loan that is received during the period from the eighteenth day of the month prior to the month of such Payment Date through the last day of such month, an additional payment made by the Servicer or the Master Servicer, as the case may be, to the extent funds are available from the total Servicing Fee or Master Servicing Fee, as applicable, payable for such Payment Date, equal to the amount of interest at the Net Rate for such Mortgage Loan from the date of the prepayment through the last day of the month of such Payment Date. For the avoidance of doubt, no Compensating Interest payment shall be required in connection with any shortfalls resulting from Principal Prepayments in part or the application of the Relief Act.

Conduit Mortgage Loans: Initial Mortgage Loans acquired by Saxon Mortgage, Inc. from a Conduit Seller under the related Flow MLPWISA and immediately thereafter transferred by Saxon Mortgage, Inc. to the Seller.

Conduit Seller: Each of Freedom Mortgage Corporation, People’s Choice Home Loan, Inc., Lime Financial Services, LTD. and Lender’s Direct Capital Corporation.

Control: The meaning specified in Section 8-106 of the New York UCC.

Controlling Class Notes: As defined in the Indenture.

Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Coop Shares: Shares issued by a Cooperative Corporation.

Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

Cooperative Unit: A single-family dwelling located in a Cooperative Property.

Corporate Trust Office: With respect to the Indenture Trustee and the Administrator, as defined in the Indenture and, with respect to the Owner Trustee, as defined in the Trust Agreement.

Counterparty: Morgan Stanley Capital Services Inc. under the Swap Agreement, and any permitted successor thereto. The address for notices to the Counterparty is Morgan Stanley Capital Services Inc., Transaction Management Group, 1585 Broadway, New York, New York 10036-8293, Attention:  Chief Legal Officer, or such other address as the Counterparty may hereafter furnish to the Depositor and the Master Servicer in writing.

Current Interest: With respect to any Payment Date and any Class of Notes, interest accrued on the Class Principal Balance thereof (minus, in the case of any Class of Subordinate Notes, any Principal Deficiency Amounts allocated to such Class) immediately prior to such Payment Date during the related Accrual Period at the applicable Interest Rate. All calculations of interest on the Notes will be made on the basis of the actual number of days elapsed in the related Accrual Period and a 360-day year.

Custody Agreement: The Custody Agreement between the Custodian and Indenture Trustee dated as of September 1, 2006.

Custodian: Deutsche Bank Trust Company Americas, and its successors and assigns in such capacity.

Cut Off Date:  The close of business on September 1, 2006.

Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Deferred Interest: With respect to any Class of Subordinate Notes and for any Payment Date, an amount equal to the sum of (i) the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Principal Deficiency Amount allocated to that Class (if any), (ii) any amount due pursuant to clause (i) for such Class for prior Payment Dates that remains unpaid and (iii) interest accrued during the Accrual Period related to such Payment Date on the amount described in clause (ii) at the related Formula Rate for the most recently ended Accrual Period.

Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the related Mortgaged Property in an amount less than the then-outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment on such Mortgage Loan that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Deleted Mortgage Loan: As defined in Section 2.3(d).

Delinquent: A Mortgage Loan is delinquent and considered “under 30 days Delinquent” if any payment due thereon is not made by the close of business as of the end of the calendar month in which such payment was due. A Mortgage Loan is considered “30 - 59 days Delinquent” if such payment has not been received by the end of the calendar month following the month in which such payment was categorized as Delinquent. Similarly for “60 - 89 days Delinquent,” “over 90 days Delinquent” and so on.”

Delinquency Trigger Event: A Delinquency Trigger Event shall be in effect on any Payment Date if on that Payment Date the quotient (expressed as a percentage) of the Stated Principal Balance of all 60 or more days Delinquent Mortgage Loans (including Mortgage Loans subject to bankruptcy or foreclosure proceedings or REO Properties), divided by the Assumed Principal Balance of the Mortgage Loans as of the preceding Determination Date is greater than (i) 33.33% of the Senior Credit Enhancement Percentage (so long as the Class A Notes are outstanding) or (ii) 39.90% of the Class M-1 Credit Enhancement Percentage on and after the date on which the aggregate Class Principal Balance of the Class A Notes have been reduced to zero.

Denomination: With respect to each Note, the amount set forth on the face thereof as the “Initial Principal Balance of this Note,” or, in the case of the Trust Certificate or the Class X Certificate, the Percentage Interest appearing on the face thereof.

Depositor: Saxon Asset Securities Company, a Virginia corporation, or its successor in interest.

Determination Date: As to any Payment Date, the earlier of (i) the 17th day of the month in which such Payment Date occurs, or (ii) if such day is not a Business Day, the immediately preceding Business Day.

Due Date: With respect to any Payment Date and any Mortgage Loan, the day of the month in which each Payment Date occurs on which the related mortgage payment is due (or, in the case of an Odd Due Date Mortgage Loan, such day in the preceding month).

Due Period: With respect to any Payment Date, the period from and including the second day of the previous month through and including the first day of the current month.

Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF, as applicable) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and to each Rating Agency, the Indenture Trustee, on behalf of the Noteholders, has a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Indenture Trustee or an Affiliate.

Entitlement Holder: The meaning specified in Section 8-102(a)(7) of the New York UCC.

Entitlement Order: The meaning specified in Section 8-102(a)(8) of the New York UCC.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.6(a).

Event of Default: As defined in Section 6.1.

Excess Cashflow: As to each Payment Date, the sum of the following amounts:

(i)	Any Released Principal Amount for such date;

(ii)	Any remaining Principal Funds for such date pursuant to Section 4.1(b)(xi) or 4.1(c)(xi);

(iii)	Any Pledged Prepayment Penalties for such date; and

(iv)	Any remaining Interest Funds for such date pursuant to Section 4.1(a)(xi).

Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received during the Prepayment Period in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.8(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Securityholders up to the Due Date applicable to the Payment Date immediately following the Prepayment Period during which such liquidation occurred. Notwithstanding the foregoing, Excess Proceeds with respect to any Nonrecoverable Mortgage Loan shall be equal to the amount, if any, by which Subsequent Recoveries with respect to such Nonrecoverable Mortgage Loan exceed the Realized Loss with respect thereto.

Exchange Act: As defined in Section 6.3(a).

Extra Principal Payment Amount: With respect to any Payment Date, the lesser of

(x)	the sum of Interest Funds available pursuant to Section 4.1(a)(xi) and Pledged Prepayment Penalties; and

(y) the excess of:

(i)	the Overcollateralization Target Amount for such date, over

(ii)	the Overcollateralization Amount for such date (assuming that all Principal Funds are paid as principal on the Notes on such date).

Fannie Mae: The entity formally known as the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

Financial Asset: The meaning specified in Section 8-102(a) of the New York UCC.

FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

Fitch: Fitch Ratings, Inc., or any successor thereto. If Fitch is designated as a Rating Agency under this Agreement, the address for notices to Fitch shall be Fitch Ratings, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor and the Master Servicer.

Fixed Rate Cap: As to the Notes and any Payment Date, a per annum rate equal to 12.25%.

Flow MLPWISA: The following Mortgage Loan Purchase, Warranties and Interim Servicing Agreements entered into between Saxon Mortgage, Inc. and a Conduit Seller:

(i) Flow Mortgage Loan Purchase, Warranties and Interim Servicing Agreement. Between Saxon Mortgage, Inc. and Lime Financial Services, LTD dated as of July 1, 2006;

(ii)  Flow Mortgage Loan Purchase, Warranties and Interim Servicing Agreement. Between Saxon Mortgage, Inc. and People’s Choice Home Loan, Inc. dated as of May 1, 2006;

(iii) Flow Mortgage Loan Purchase, Warranties and Interim Servicing Agreement. Between Saxon Mortgage, Inc. and Lender’s Direct Capital Corporation dated as of July 1, 2006; and

(iv) Flow Mortgage Loan Purchase, Warranties and Interim Servicing Agreement. Between Saxon Mortgage, Inc. and Freedom Mortgage Corporation dated as of July 28, 2006.

Formula Rate: With respect to any Class of Notes, the lesser of (i) One Month LIBOR plus the applicable margin specified for such Class in Schedule II and (ii) the Fixed Rate Cap.

Freddie Mac: The entity formally known as the Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Funding Period: With respect to each Subsequent Mortgage Loan, the period commencing on the Closing Date and ending on the earliest to occur of:

(i) the date on which the Pre-Funded Amount is less than $100,000,

(ii) the date on which an Event of Default occurs, and

(iii) the Funding Period Termination Date.

Funding Period Termination Date: December 10, 2006.

Holder: A Securityholder or Noteholder, as specified.

Indenture: The Indenture dated as of September 1, 2006, between the Issuer and the Indenture Trustee, as such may be amended or supplemented from time to time.

Indenture Trustee: Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Indenture Trustee, or any successor in interest which accepts its appointment as Indenture Trustee under the Indenture and this Agreement and agrees to act in such capacity in accordance herewith and with the Indenture.

Indenture Trustee Fee: As to any Payment Date, an amount equal to one-twelfth of the Indenture Trustee Fee Rate multiplied by the Assumed Principal Balance with respect to such Payment Date, to be paid from deductions to the Master Servicing Fee.

Indenture Trustee Fee Rate: 0.0033% per annum.

Initial Adjustment Date: As to each adjustable rate Mortgage Loan, the first date upon which the monthly interest rate thereon is reset.

Initial Auction Call Date: The first Payment Date on or after which the Assumed Principal Balance of the Mortgage Loans is less than 20% of the Assumed Principal Balance of the Mortgage Loans as of the Cut Off Date.

Initial Certification: As defined in Section 2.2.

Initial Clean-Up Call Date: As defined in Section 7.2(b).

Initial Mortgage Loans: Those Mortgage Loans identified in the Mortgage Loan Schedule and transferred to the Indenture Trustee on the Closing Date as part of the Trust Estate.

Initial Payment Date: October 25, 2006.

Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Fee Rate: With respect to each Payment Date and each Mortgage Loan covered by the PMI Policy that was an Outstanding Mortgage Loan on the first day of the related Due Period, the Stated Principal Balance of such Mortgage Loan on such Due Date multiplied by one-twelfth of 0.86% per annum.

Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Determination Date: With respect to the first Accrual Period, October 5, 2006, and with respect to any subsequent Accrual Period, the second London Business Day preceding such Accrual Period.

Interest Funds: With respect to any Determination Date, the sum, without duplication, of:

(i)
all scheduled interest on the Mortgage Loans due during the related Due Period (and received by the related Determination Date) less the Retained Interest, the Servicing Fee, the Master Servicing Fee, any applicable PMI Insurance Premium, any Net Swap Payments or Priority Swap Termination Payment payable by the Issuer to the Counterparty, any costs and expenses of entering into a replacement Swap Agreement not paid from a Swap Termination Payment made by the original Counterparty and any other fees or expenses payable from amounts on deposit in the Collection Account, the Master Servicer Custodial Account, or the Payment Account,

(ii)	all Advances relating to interest,

(iii)	any Compensating Interest Payment,

(iv)	all Liquidation Proceeds (to the extent such Liquidation Proceeds relate to interest) less all Non-Recoverable Advances relating to interest and expenses reimbursed during the related Due Period,

(v)
any Net Swap Payments or (unless otherwise paid to a replacement Counterparty following the early termination of the Swap Agreement as set forth in Section 4.7) Swap Termination Payments payable by the Counterparty to the Issuer, and

(vi)	the interest component of any Subsequent Recoveries.

Interest Rate: For any Class of Notes, the per annum rate set forth or calculated in the manner described in the Interest Rate Schedule.

Interest Rate Schedule: The Schedule setting forth the Interest Rates of the Notes attached as Schedule II hereto.

Last Endorsee: As defined in Section 2.1(b).

Latest Possible Maturity Date: The Payment Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut Off Date.

Liquidated Mortgage Loan: With respect to any Payment Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated by the Servicer or Master Servicer in any manner, including but not limited to a disposition pursuant to Section 3.11(i), in the Prepayment Period for such Payment Date and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

Liquidation Proceeds: Amounts, including Insurance Proceeds, received by the Servicer, Master Servicer or Administrator in connection with the partial or complete liquidation of a defaulted Mortgage Loan, whether through trustee’s sale, foreclosure sale, disposition pursuant to Section 3.11(i), or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with any REO Property, less the sum of any related unpaid Servicing Fees and Retained Interest and any related unreimbursed Servicing Advances and P&I Advances.

Loan-to-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the lesser of the purchase price of the related Mortgaged Property and the appraised value of such Mortgaged Property.

London Business Day: A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

Loss Trigger Event: A “Loss Trigger Event” shall be in effect on any Payment Date if the amount of cumulative losses for such Payment Date as a percentage of the Assumed Principal Balance of the Mortgage Loans as of the Cut Off Date, are greater than the following Cumulative Loss Percentages for the Due Periods indicated:

Payment Date	Cumulative Loss Percentage
25 to 36	1.55% in the first month plus 1/12th of 1.90% for every month thereafter
37 to 48	3.45% in the first month plus 1/12th of 1.95% for every month thereafter
49 to 60	5.40% in the first month plus 1/12th of 1.60% for every month thereafter
61 to 72	7.00% in the first month plus 1/12th of 0.85% for every month thereafter
73 and thereafter	7.85%

Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

Maintenance: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the related Proprietary Lease.

Master Servicer: Saxon Funding Management, Inc., a Delaware corporation, and its successors and assigns, in its capacity as master servicer hereunder.

Master Servicer Custodial Account: The separate Eligible Account created and maintained by the Master Servicer pursuant to Section 3.5(c) for the benefit of the Indenture Trustee, on behalf of the Noteholders, and designated with the Account Designation.

Master Servicing Fee: As to each Mortgage Loan and any Payment Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the first day of the month prior to the month of such Payment Date.

Master Servicing Fee Rate: 0.05% per annum.

Master Servicer Reporting Date: The opening of business on the third Business Day preceding each Payment Date.

Maturity Date: As defined in the Indenture.

MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an effective assignment thereof, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the Mortgage Note.

Monthly Statement: The statement delivered to each Securityholder and each Rating Agency pursuant to Section 4.5(a).

Moody’s: Moody’s Investors Service, Inc., or any successor thereto. If Moody’s is designated as a Rating Agency under this Agreement, the address for notices to Moody’s shall be Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Pass-Through Monitoring, or such other address as Moody’s may hereafter furnish to the Depositor or the Master Servicer.

Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

Mortgage File: The mortgage documents listed in Section 2.1 pertaining to a particular Mortgage Loan and any additional documents delivered to the Indenture Trustee to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loan Document Requirements: As defined in Section 2.2.

Mortgage Loan Documents: As defined in Section 2.1.

Mortgage Loans: Such mortgage loans transferred and assigned pursuant to the provisions hereof as from time to time are held as a part of the Trust Estate (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute or Subsequent Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Indenture Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan:

(i)	the loan number;

(ii)	the Mortgagor’s name;

(iii)	the original principal balance;

(iv)	the Stated Principal Balance as of the Cut Off Date or Subsequent Cut-off Date, as applicable;

(v)	the Mortgage Rate;

(vi)	the Servicing Fee;

(vii)	whether such Mortgage Loan is covered by the PMI Policy; and

(viii)	the applicable Seller.

Mortgage Note: The original executed mortgage note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time, net of any insurance premium charged by the mortgagee to obtain or maintain any Primary Insurance Policy.

Mortgaged Property: The underlying property securing a Mortgage Loan, which, in the case of a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

Mortgagor: Any obligor on a Mortgage Note.

Net Prepayment Interest Shortfall: As to any Payment Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds an amount equal to the Compensating Interest, if any, for such Payment Date.

Net Rate: As to each Mortgage Loan and Payment Date, the related Mortgage Rate as of the Determination Date immediately preceding such Payment Date less the sum of the Retained Interest Rate, the Servicing Fee Rate, the Master Servicing Fee Rate and the Insurance Fee Rate (in the case of a Mortgage Loan covered by the PMI Policy) with respect to each Mortgage Loan.

Net Swap Payment: With respect to each Payment Date under the Swap Agreement, the net payment required to be made pursuant to the terms thereof by the Issuer or the Counterparty, as applicable, which net payment shall not take into account any Swap Termination Payment.

New York UCC: The Uniform Commercial Code as in effect in the State of New York.

Nonrecoverable Advance: Any portion of any P&I Advance or Servicing Advance previously made or proposed to be made by the Servicer or Master Servicer that, in the good faith judgment of the advancing party, will not be ultimately recoverable by such advancing party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Nonrecoverable Mortgage Loan: Any Mortgage Loan that has been determined to be a Nonrecoverable Mortgage Loan pursuant to Section 3.11(e) and is identified in an Officer’s Certificate signed by a Servicing Officer delivered to the Master Servicer pursuant to Section 3.11(e). For the avoidance of doubt, Mortgage Loans represented by REO Property shall not constitute Nonrecoverable Mortgage Loans.

Nonrecoverable Mortgage Loan Purchase Price: As to any Nonrecoverable Mortgage Loan, an amount equal to the sum of (i) the Projected Net Liquidation Value thereof on the date of purchase of such loan by the Master Servicer pursuant to Section 3.11(i); and (ii) any accrued interest at the applicable Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date occurring in the Due Period immediately preceding the Payment Date on which the Nonrecoverable Mortgage Loan Purchase Price is to be paid to the Indenture Trustee.

Note: Any note issued under the Indenture.

Noteholder: As defined in the Indenture.

Note Owner: As defined in the Indenture.

Note Principal Balance: With respect to any Note and as of any Payment Date, the “Note Principal Balance” as set forth on the face of such Note on the date of the initial issuance thereof, as reduced by all amounts paid in respect of principal on previous Payment Dates on such Note (including but not limited to such amounts paid pursuant to Section 4.1(b), Section 4.1(c) and Section 4.1(g)(i)).

Note Purchase Price: As defined in the Indenture.

Note Register and Note Registrar: As defined in the Indenture.

Notice Address: For purposes hereof, the addresses of the Depositor, the Master Servicer and the Indenture Trustee, are as follows:

(i) If to the Issuer:

Saxon Asset Securities Trust 2006-3
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration

(ii) If to the Depositor:

Saxon Asset Securities Company
4860 Cox Road
Glen Allen, Virginia 23060

(iii) If to the Master Servicer:

Saxon Funding Management, Inc.
4860 Cox Road
Glen Allen, Virginia 23060
Attn: Master Servicing

(iv) If to the Indenture Trustee:

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: SX0603

(v) If to the Servicer:

Saxon Mortgage Services, Inc.
P.O. Box 161489
Fort Worth, TX 76161-1489
Attn: Executive Administration

Odd Due Date Mortgage Loan: Any Mortgage Loan whose monthly payments are due on a day other than the first day of the month.

Officer’s Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the entity required by the terms of this Agreement to deliver such certificate, or by such officer of such entity as may be required to sign such certificate by the terms of this Agreement relating to such particular certificate.

One Month LIBOR: As of any Interest Determination Date, the rate for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., London time, on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for such day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Calculation Agent, as agent for the Master Servicer, will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for such day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on such day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Calculation Agent, as agent for the Master Servicer, shall review Telerate Page 3750 as of the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City selected by the Master Servicer and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date.

Operative Agreements: The Trust Agreement, the Certificate of Trust of the Issuer, this Agreement, each Sales Agreement and Subsequent Sales Agreement, the Indenture, the Administration Agreement, the Swap Agreement and each other document contemplated by any of the foregoing to which the Depositor, the Owner Trustee, the Administrator, the Indenture Trustee or the Issuer is a party.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, Servicer or the Master Servicer, including in-house counsel, reasonably acceptable to the Indenture Trustee.

Optional Redemption: Any redemption of the Notes and the termination of the Trust Estate in connection with the purchase of Mortgage Loans pursuant to Article 7.

Original Mortgage Loan: The Mortgage Loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

Original Pre-Funded Amount: $224,690,477.45

OTS: The Office of Thrift Supervision.

Outstanding: With respect to the Certificates, as defined in the Trust Agreement and, with respect to the Notes, as defined in the Indenture.

Outstanding Mortgage Loan: As of any Determination Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Determination Date and which did not become a Liquidated Mortgage Loan prior to such Determination Date.

Overcollateralization Amount: With respect to any Payment Date, the excess, if any, of the Assumed Principal Balance of the Mortgage Loans as of the last day of the related Due Period over the aggregate Note Principal Balance of the Notes after giving effect to principal payments on such Payment Date.

Overcollateralization Floor: With respect to any Payment Date prior to the Payment Date in October 2026, an amount equal to 0.50% of the Assumed Principal Balance as of the Cut-Off Date. On and after the Payment Date in October 2026, the Overcollateralization Floor will be equal to the greater of (i) 0.50% of the Assumed Principal Balance as of the Cut-Off Date, and (ii) the sum of 0.10% of the Assumed Principal Balance as of the Cut-Off Date and the aggregate principal balance as of the last day of the related Due Period of all Outstanding Mortgage Loans having original terms to maturity of 40 years.

Overcollateralization Target Amount: Prior to the Stepdown Date an amount equal to 4.20% of the Assumed Principal Balance as of the Cut-Off Date. On and after the Stepdown Date and when a Trigger Event is not in effect, the greater of (i) the lesser of (a) 4.20% of the Assumed Principal Balance as of the Cut-Off Date and (b) 8.40% of the Assumed Principal Balance as of the last day of the related Due Period, and (ii) the Overcollateralization Floor for such Payment Date. On or after the Stepdown Date and when a Trigger Event is in effect, the Overcollateralization Target Amount shall equal the Overcollateralization Target Amount for the preceding Payment Date.

Overcollateralization Release Amount: With respect to any Payment Date, the lesser of (i) the aggregate Principal Funds for such Payment Date and (ii) the excess, if any, of (a) the Overcollateralization Amount for such Payment Date (assuming that 100% of the aggregate Principal Funds is applied as a principal payment to the Notes on such Payment Date) over (b) the Overcollateralization Target Amount for such Payment Date.

Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, and any successor in interest, not in its individual capacity, but solely as owner trustee under the Trust Agreement.

P&I Advance: The payment required to be made by the Servicer with respect to any Payment Date pursuant to Section 3.19, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Servicing Fee and any net income in the case of any REO Property) on the Mortgage Loans that were due during the related Due Period and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer or Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

Paying Agent: Deutsche Bank Trust Company Americas, a New York banking corporation, and its successors and assigns in such capacity.

Payment Account: The separate Eligible Account created and maintained by the Indenture Trustee pursuant to Section 3.5(d) in the name of the Indenture Trustee for the benefit of the Noteholders and designated with the Account Designation.

Payment Account Deposit Date: As to any Payment Date, the Business Day immediately preceding such Payment Date.

Payment Date: The 25th day of each calendar month after the initial issuance of the Notes, or if such 25th day is not a Business Day, the immediately succeeding Business Day, commencing on the Initial Payment Date.

Percentage Interest: As to any Note or Certificate, the percentage interest evidenced thereby in payments required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Note or Certificate by the aggregate of the Denominations of all Notes or Certificates of the same Class.

Permitted Investments: At any time, any one or more of the following obligations and securities:

(i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

(ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Notes by each Rating Agency;

(iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Notes by each Rating Agency;

(iv) certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency;

(v) interest-bearing demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

(vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency;

(vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above, provided that the long-term or short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its highest long-term unsecured debt rating categories or its highest short-term unsecured debt rating category, respectively;

(viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency as evidenced by a signed writing delivered by each Rating Agency;

(ix) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except if Fitch is a Rating Agency and has not rated the portfolio, then the highest rating assigned by Moody’s) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

(x) such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Pledged Prepayment Penalties: For any Payment Date, an amount equal to the sum of (i) the lesser of (x) Prepayment Penalties collected on the Mortgage Loans during the related Prepayment Period and (y) 100% of the Prepayment Penalties owed and not waived by the Servicer for the related Prepayment Period, and (ii) the aggregate amount, if any, by which (i)(y) exceeded (i)(x) for prior Payment Dates.

PMI Insurance Premium: An amount payable to the PMI Insurer equal to the product of the Insurance Fee Rate and the Stated Principal Balance of each outstanding Mortgage Loan insured under the PMI Policy (plus any applicable taxes set forth in the insurance agreement between the PMI Insurer, the Administrator on behalf of the Issuer and the Seller).

PMI Insurer: Mortgage Guaranty Insurance Corporation.

PMI Policy: The loan level primary insurance policy from the PMI Insurer held by the Administrator on behalf of the Issuer on the Closing Date entitled Master Policy No. 04-690-5-2975 with an effective date of September 1, 2006, including Terms and Conditions No. 71-70276.

Pool Principal Balance: As to any Payment Date, the aggregate of the Stated Principal Balances of the Mortgage Loans which were Outstanding Mortgage Loans on the Determination Date in the month preceding the month of such Payment Date.

Pre-Funded Amount: With respect to any date and the Pre-Funding Account, the amount remaining on deposit in such Pre-Funding Account (exclusive of any related Pre-Funding Account Earnings) on such date.

Pre-Funding Account: The separate Eligible Account created and maintained by the Indenture Trustee pursuant to Section 2.6 in the name of the Indenture Trustee for the benefit of the related Noteholders and designated with the Account Designation.

Pre-Funding Account Earnings: With respect to each Payment Date to and including the date immediately preceding the Payment Date immediately following the end of the Funding Period, the actual interest and investment earnings on the related Pre-Funded Amount as calculated by the Master Servicer (based on information supplied by the Indenture Trustee).

Prepayment Interest Excess: As to any Principal Prepayment in Full received by the Servicer from the first day through the seventeenth day of any calendar month (other than the calendar month in which the Cut Off Date occurs), all amounts paid by the related Mortgagor in respect of interest on such Principal Prepayment. All Prepayment Interest Excess shall be paid to the Servicer as additional servicing compensation.

Prepayment Interest Shortfall: As to any Payment Date, Mortgage Loan and Principal Prepayment received (a) during the period from the eighteenth day of the month preceding the month of such Payment Date through the last day of such month, in the case of a Principal Prepayment in Full, or (b) during the month preceding the month of such Payment Date, in the case of a partial Principal Prepayment, the amount, if any, by which one month’s interest at the related Mortgage Rate (less the Servicing Fee) on such Principal Prepayment exceeds the amount of interest actually paid by the Mortgagor in connection with such Principal Prepayment.

Prepayment Penalty: With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by the Servicer or Master Servicer from a Mortgagor pursuant to the terms of the related Mortgage Note.

Prepayment Period: As to each Payment Date, the period beginning on the day after the Determination Date in the month immediately preceding the month in which such Payment Date occurs (or, in the case of the first Payment Date, the Cut Off Date) and ending on the Determination Date of the month in which such Payment Date occurs.

Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Funds: With respect to any Determination Date the sum, without duplication, of:

(i) all scheduled principal amounts collected by the Servicer on the Mortgage Loans in such Loan Group during the related Due Period or advanced on or before such Determination Date (not including principal payments scheduled to be made following the end of the related Due Period) minus any Net Swap Payments or Priority Swap Termination Payments payable by the Issuer to the Counterparty for such Payment Date which have not previously been paid out of Interest Funds for such Payment Date,

(ii) all Principal Prepayments collected by the Servicer on the Mortgage Loans in the related Prepayment Period,

(iii) the Stated Principal Balance of each Mortgage Loan in such Loan Group repurchased by the Depositor in the related Prepayment Period,

(iv) any related Substitution Adjustment Amount for such date,

(v) all related Liquidation Proceeds collected during the related Due Period (to the extent such Liquidation Proceeds related to principal) less all Nonrecoverable Advances relating to principal reimbursed during the related Due Period,

(vi) any remaining Pre-Funded Amount immediately following the end of the Funding Period, and

(vii) the principal component of any Subsequent Recoveries for such Loan Group.

Principal Payment Amount: With respect to each Payment Date, the sum of:

(i)	the excess of:

(A)	the Principal Funds on such Payment Date, over

(B)	the Overcollateralization Release Amount for such Payment Date, and

(ii)	any Extra Principal Payment Amount for such Payment Date.

Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Servicer in accordance with the terms of the related Mortgage Note.

Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

Priority Swap Termination Payment: Any Swap Termination Payment resulting from an “Event of Default” or a “Termination Event” (as such terms are defined in the Swap Agreement) under the Swap Agreement with respect to which the Counterparty was not the sole defaulting or affected party.

Projected Net Liquidation Value: With respect to any Nonrecoverable Mortgage Loan, the amount, set forth in an Officer’s Certificate signed by a Servicing Officer in a form acceptable to the Master Servicer, equal to (i) the fair market value of the related Mortgaged Property as determined by a real estate broker meeting the qualifications, and applying broker’s price opinion methodology generally acceptable to, residential mortgage servicers, or other property valuation opinion methodology customarily used by residential mortgage servicers with respect to defaulted loans, less (ii) the Servicer’s good faith estimate of the total of all related costs of liquidation, Servicing Fees, and Advances reasonably expected to be incurred in the event the Mortgaged Property were the subject of foreclosure or otherwise converted to, and sold as, REO Property.

Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

PUD: Planned Unit Development.

Purchase Price: With respect to any Mortgage Loan, an amount equal to the sum of (i) 100% of the unpaid principal balance of such Mortgage Loan on the date of such purchase, (ii) accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date occurring in the Due Period immediately preceding the Payment Date on which the Purchase Price is to be paid to Noteholders and (iii) any costs and damages incurred by the Issuer in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending law.

Rating Agency: Each of S&P and Moody’s. If any such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Realized Loss: With respect to any Mortgage Loan (other than a Nonrecoverable Mortgage Loan), the amount by which the unpaid principal balance thereof exceeds the net amount recovered in liquidation thereof (after payment of expenses of liquidation, any unpaid Retained Interest, unpaid Servicing Fees, and reimbursement of Advances), after payment of accrued interest on such Mortgage Loan and after application of any Insurance Proceeds with respect thereto. With respect to any Nonrecoverable Mortgage Loan, the sum of (i) the amount by which the unpaid principal balance thereof exceeds the Projected Net Liquidation Value thereof and (ii) the amount, if any, by which the Projected Net Liquidation Value thereof exceeds Liquidation Proceeds received in respect thereof. The Realized Loss in respect of any Nonrecoverable Mortgage Loan calculated pursuant to clause (i) of the preceding sentence shall be given effect as of the Prepayment Period during which the Servicer or Master Servicer classifies such loan as a Nonrecoverable Mortgage Loan.

Recognition Agreement: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

Redemption Price: The sum of (1) the aggregate unpaid Class Principal Balance of the then-outstanding Notes, (2) interest accrued and unpaid on such Notes (including any unpaid Available Funds Shortfalls), (3) any unpaid Retained Interest, (4) any unreimbursed Advances, fees and expenses of the Master Servicer, the Servicer and the Indenture Trustee, (5) any Swap Termination Payment payable to the Counterparty and (6) any other unreimbursed administrative expenses of the Issuer.

Reference Bank: Leading banks selected by the Master Servicer and engaged in transactions in U.S. dollar deposits in the London interbank market.

Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regulation AB: Regulation AB promulgated under the Securities Act and the Exchange Act, as the same may be amended from time to time; and all references to any rule, item, section or subsection of, or definition or term contained in, Regulation AB mean such rule, item, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.

Relevant UCC: The Uniform Commercial Code as in effect in the applicable jurisdiction.

Relief Act: The Servicemembers Civil Relief Act, as amended.

Relief Act Shortfall: With respect to any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon as a result of application of the Relief Act, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than interest accrued thereon for the applicable one-month period at the Net Rate without giving effect to such reduction.

Remittance Agency Agreement: As defined in Section 2.2.

REO Property: A Mortgaged Property acquired by the Trust Estate through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Request for Release: The Request for Release submitted by the Servicer to the Indenture Trustee, substantially in the form of Exhibit C.

Required Recordation States: The states of Florida and Mississippi.

Responsible Officer: When used with respect to the Indenture Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, Managing Director, Director, Associate or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement and also to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Retained Interest: With respect to each Payment Date and each Mortgage Loan the amount distributable, if any, to SFM or its designee on such date in respect of such Mortgage Loan pursuant to Section 4.2.

Retained Interest Rate: With respect to each Payment Date and each Mortgage Loan, the rate per annum identified in Section 4.2 as to which Retained Interest is calculated with respect to such date and Mortgage Loan.

Sales Agreement: Each of (i) the Sales Agreement between the Depositor and SFM regarding the sale of the Initial Mortgage Loans, and (ii) each Sales Agreement, if any, between the Depositor and the Warehouse Seller specified therein regarding the sale of any related Warehouse Mortgage Loans.

S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency under this Agreement, the address for notices to S&P shall be Standard & Poor’s Ratings Services, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.

Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

SEC Rules: Any rules promulgated by the Commission, and any interpretations thereof by the staff of the Commission.

Securities: The Notes and the Certificates.

Securities Act: The Securities Act of 1933, as amended.

Securities Intermediary: The Person acting as Securities Intermediary under this Agreement (which is Deutsche Bank Trust Company Americas), its successor in interest, and any successor Securities Intermediary appointed pursuant to Section 3.23.

Security Entitlement: The meaning specified in Section 8-102(a)(17) of the New York UCC.

Securityholders: The Noteholders and the Certificateholders.

Security Release Certification: As defined in Section 2.2.

Seller: Either SFM or any Warehouse Seller. As to any SFM Mortgage Loans, SFM and as to any Warehouse Mortgage Loans, the related Warehouse Seller.

Senior Credit Enhancement Percentage: As of any Payment Date, a fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Balance of the Subordinate Notes for such Payment Date and the Overcollateralization Amount for such Payment Date, and the denominator of which is the Assumed Principal Balance as of such Payment Date.

Senior Notes or Class A Notes: Any Class of Notes issued under the Indenture including the letter “A” in its Class designation.

Senior Principal Payment Amount: With respect to any Payment Date before the Stepdown Date or as to which a Trigger Event has occurred, 100% of the Principal Payment Amount for such Payment Date, and with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event has not occurred, the excess of:

(i)	the aggregate Class Principal Balance of the Senior Notes immediately prior to such Payment Date over

(ii)	the lesser of:

(A)	the related Target Percentage of the Assumed Principal Balance as of the last day of the related Due Period, and

(B)	the Assumed Principal Balance as of the last day of the related Due Period less the Overcollateralization Floor for such Payment Date (but in no event less than zero).

Servicer: Saxon Mortgage Services, Inc. and its permitted successors and assigns.

Servicer Deposit Date: The twenty-first day of each month, or if such day is not a Business Day, the next succeeding day.

Servicer’s Representations and Warranties: The following representations and warranties set forth in Exhibit B to the Sales Agreement delivered by SFM: Paragraph (3), (5), (24), (32) and (38). Such representations and warranties shall be deemed to be made by the Servicer in respect of any Warehouse Mortgage Loans conveyed to the Issuer, in each case, as of the date of conveyance thereto; provided, however, that any references in such representations and warranties to “SFM” shall be deemed to refer to the Servicer notwithstanding the text thereof.

Servicing Advances: All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Servicer pursuant to Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.1 and Section 3.9.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee: As to each Mortgage Loan and any Payment Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month prior to the month of such Payment Date (or, in the case of an Odd Due Date Mortgage Loan, the Due Date occurring in the second month preceding the month of such Payment Date), as may be increased in accordance with Section 4.2.

Servicing Fee Rate: With respect to each Payment Date and each Mortgage Loan which was an Outstanding Mortgage Loan on the first day of the Due Period with respect to such Payment Date, the Stated Principal Balance of such Mortgage Loan on such date, multiplied by one-twelfth of 0.25% per annum.

Servicing Officer: Any of the President, any Vice President (however denominated), or Assistant Vice President of the Servicer involved in, or responsible for, the administration and servicing of one or more Mortgage Loans at the time of performance of the relevant activity of the Servicer.

Servicing Trigger Event: With respect to each Determination Date, a Servicing Trigger Event exists if (i) the debt rating assigned by S&P to Saxon Capital Inc. falls below “BBB-“ and (ii) Total Calculated Cumulative Losses exceed: (i) 8.50% on any Determination Date up to, and including, the fifth anniversary of the Cut Off Date; or (ii)  10.82% on any Determination Date from the fifth to, and including, the tenth anniversary of the Cut Off Date. Following the tenth anniversary of the Cut Off Date, no Servicing Trigger Event shall exist.

SFM: Saxon Funding Management, Inc., a Delaware corporation, and its successor and assigns.

SFM Mortgage Loans: Any Mortgage Loans (including Conduit Mortgage Loans) sold to the Depositor by SFM pursuant to the related Sales Agreement. Such Mortgage Loans shall be identified in the SFM Mortgage Loan Schedule as amended from time to time to reflect the addition of Substitute or Subsequent Mortgage Loans conveyed to the Depositor by SFM and attached hereto as Schedule IA.

SFM Mortgage Loan Schedule: The schedule attached hereto as Schedule IA reflecting Mortgage Loans (including Conduit Mortgage Loans) conveyed to the Depositor by SFM.

SMS: Saxon Mortgage Services, Inc., a Texas corporation.

Specified Strike Rate: With respect to any Payment Date, the rate specified in the Swap Agreement for such date at which payments due under such agreement are calculated.

Stated Principal Balance: As to any Mortgage Loan and Determination Date (or any other specified date of determination), the unpaid principal balance of such Mortgage Loan as of the applicable Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to (i) any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan), (ii) the payment of principal due on such Due Date, and (iii) in the case of any Nonrecoverable Mortgage Loan, the amount of any Realized Loss in respect thereof (but otherwise determined, in each case, regardless of any delinquency in payment by the related Mortgagor).

Stepdown Date: The earlier to occur of:

(i)	the later to occur of:

(A)	the Payment Date in October 2009, and

(B)
the first Payment Date on which the excess of the Pool Principal Balance over the aggregate Class Principal Balance of the Senior Notes (in each case determined after principal payments to the Notes on the prior Payment Date) divided by the Pool Principal Balance on the Payment Date is greater than or equal to 48.00%, and

(ii)	the Payment Date immediately following the Payment Date on which the aggregate Class Principal Balance of the Senior Notes has been reduced to zero.

Subordinate Note: Any Class M or Class B Note.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Master Servicer, the Servicer or a Subservicer.

Subsequent Cut Off Date: The date specified in a Subsequent Sales Agreement with respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trust Estate pursuant to the related Subsequent Sales Agreement.

Subsequent Delivery Requirements:

After giving effect to the acquisition of all Subsequent Mortgage Loans, the Mortgage Loans as of the applicable Cut Off Date or Subsequent Cut Off Dates:

(i) shall have a weighted average Mortgage Rate of not less than 8.48% per annum;

(ii) shall have a weighted average original Loan-to-Value Ratio not in excess of 80.00%;

(iii) shall have a weighted average credit score of not less than 610;

(iv) each such Mortgage Loan will have been underwritten in accordance with Saxon Mortgage Inc.’s underwriting guidelines or the underwriting guidelines of the Conduit Seller at the time of origination;

(v) no such Mortgage Loan may have a remaining term to maturity exceeding 480 months;

(vi) no such Mortgage Loan may have a loan-to-value ratio greater than 100%;

(vii) at the end of the Funding Period, no more than approximately 4.00% (based on principal balance) of the Mortgage Loans will constitute second-lien mortgage loans;

(viii) at the end of the Funding Period, no more than approximately 20.00% (based on principal balance) of the Mortgage Loans will constitute interest only mortgage loans;

(ix) at the end of the Funding Period, no more than approximately 24.00% (based on principal balance) of the Mortgage Loans will constitute fixed rate mortgage loans; and

(x) the weighted average delinquency percentage of the Initial Mortgage Loan pool and the Subsequent Mortgage Loan pool (in each case calculated based on the respective aggregate principal balance of each  such pool and as of each  such pool's respective delinquency determination date) will not exceed 1.00% of the aggregate principal balance of the Mortgage Loans.

Subsequent Mortgage Loans: The Mortgage Loans listed on a Mortgage Loan Schedule attached to a Subsequent Sales Agreement.

Subsequent Recoveries: As to any Nonrecoverable Mortgage Loan, the excess of (i) any net Liquidation Proceeds received in respect of such loan; over (ii) the Projected Net Liquidation Value thereof.

Subsequent Sales Agreement: Each Subsequent Sales Agreement dated as of a Subsequent Sales Date by which Subsequent Mortgage Loans are sold and assigned to the Trust.

Subsequent Sales Date: The date specified in each Subsequent Sales Agreement.

Subservicer: Any Person that services Mortgage Loans on behalf of the Master Servicer, the Servicer or any Subservicer, performing the substantial majority of the material functions required to be performed by the Master Servicer or the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

Subservicing Agreement: Any written contract for the subservicing of the Mortgage Loans between the Master Servicer and a Subservicer or between the Servicer and a Subservicer. A list of the Subservicing Agreements with respect to the Subservicers as of the Closing Date is attached hereto as Exhibit F-2.

Substitute Mortgage Loan: A Mortgage Loan substituted by the Depositor or Master Servicer for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit C, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) accrue interest on the same basis as the Deleted Mortgage Loan and be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; (v) be covered by the PMI Policy if the Deleted Mortgage Loan was so covered and the Substitute Mortgage Loan has a Loan-to-Value Ratio higher than 80% and (vi) comply with each representation and warranty set forth in Section 2.3. Any of the characteristics described above may be satisfied in the aggregate by one or more Substitute Mortgage Loans.

Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.3.

Swap Account: The Eligible Account created hereunder pursuant to Section 4.7.

Swap Agreement: The interest rate swap agreement relating to the Notes dated October 10, 2006 between the Issuer and the Counterparty (reference number HQU77), including the long form confirmation and the form of ISDA Master Agreement deemed incorporated into the long form confirmation, and any successor interest rate swap agreement thereto entered into in accordance with Section 4.7.

Swap Termination Payment: Upon the designation of an “Early Termination Date” as defined in the Swap Agreement, the payment to be made by the Issuer to the Counterparty, or by the Counterparty to the Issuer, as applicable, pursuant to the terms of the Swap Agreement as a result of such early termination.

Target Percentage: With respect to each specified Class or Classes of Notes, the applicable percentages as set forth below.

Senior Notes	52.00%
Class M-1	59.90%
Class M-2	67.10%
Class M-3	71.50%
Class M-4	75.70%
Class M-5	79.50%
Class M-6	82.90%
Class B-1	86.60%
Class B-2	89.70%
Class B-3	91.60%

Telerate Page 3750: The display page currently so designated on the Bridge Telerate Market Report (or such other page as may replace such page on such service for the purpose of displaying comparable rates or prices).

Total Calculated Cumulative Losses: As to any Determination Date, the sum of the aggregate amount of losses that have been experienced as of such Determination Date as a percentage of the Assumed Principal Balance as of the Cut Off Date.

Trigger Event: With respect to any Payment Date on or after the Stepdown Date, a Trigger Event exists if either a Delinquency Trigger Event or a Loss Trigger Event is in effect.

Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise) and all proceeds of the foregoing.

Trust Accounts: The Payment Account, the Swap Account and the Pre-Funding Account, collectively.

Trust Agreement: The trust agreement dated as of September 1, 2006, among the Depositor, the Administrator and the Owner Trustee, as such may be amended or supplemented from time to time.

Trust Certificate: Any Trust Certificate evidencing the ownership interest in the Issuer, substantially in the form attached as Exhibit A of the Trust Agreement.

Trust Estate: The assets subject to this Agreement and the Indenture (including those transferred by the Depositor to the Issuer) and pledged by the Issuer to the Indenture Trustee, which assets consist of all accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities and rights to payment of any and every kind consisting of, arising from or relating to any of the following: (i) the Mortgage Loans, which the Depositor is causing to be delivered to the Indenture Trustee (or the Custodian) herewith (and all Substitute Mortgage Loans substituted therefor), together in each case with the related Mortgage Files and the Depositor’s interest in any collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Scheduled Payments due after the Cut Off Date (or Subsequent Cut Off Date in the case of Subsequent Mortgage Loans) and all principal prepayments received with respect to the Mortgage Loans paid by the borrower after the Cut Off Date (or Subsequent Cut Off Date in the case of Subsequent Mortgage Loans) and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) any Subsequent Mortgage Loans; (iii) each Sales Agreement and Subsequent Sales Agreement (other than the rights of the Depositor under Sections 9 and 12 of the Sales Agreement between the Depositor and SFM); (iv) the Issuer’s rights under each AARA; (v) the Trust Accounts, all amounts and property in the Trust Accounts from time to time, and the Security Entitlements to all Financial Assets credited to the Trust Accounts from time to time; (vi) the Issuer’s rights under the Swap Agreement described in this Agreement and all payments thereunder; (vii) the Pledged Prepayment Penalties; (viii) the Issuer’s rights under the PMI Policy, (ix) the Issuer’s rights with respect to each of the Collection Account and the Master Servicer Custodial Account and (x) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Securities as specified herein (items (i) through (x) above collectively, the “Trust Estate”).

Trustee Series Designation: Saxon 2006-3 (SX0603).

UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

Underwriters: Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc. and Credit Suisse Securities (USA) LLC.

Underwritten Securities: The Notes purchased by the Underwriters pursuant to the Underwriting Agreement by and among Saxon Funding Management, Inc., Saxon Asset Securities Company and the Underwriters.

Voting Rights: The voting rights of Securityholders under this Agreement will be allocated to the Controlling Class Notes until all Notes have been repaid in accordance with the Indenture, then to the Holder of the Trust Certificate.

Warehouse Mortgage Loans: Any Mortgage Loans sold to the Depositor by any Warehouse Seller pursuant to the related Sales Agreement or Subsequent Sales Agreement. Such Mortgage Loans shall be identified in the Warehouse Mortgage Loan Schedule, as amended from time to time to reflect the addition of Substitute or Subsequent Mortgage Loans conveyed to the Depositor, and attached hereto as Schedule IB.

Warehouse Mortgage Loan Schedule: The schedule attached hereto as Schedule IB reflecting Mortgage Loans conveyed to the Depositor by the Warehouse Seller.

Warehouse Seller: Each such entity identified as such in Exhibit F-1 hereto, as such exhibit shall be amended from time to time.

Weighted Average Net Rate: The weighted average Net Rates of the Mortgage Loans.

Section 1.2. Rules of Construction.

Unless the context otherwise requires:

(i) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(ii) unless otherwise indicated references to any Article, Section, Schedule or Exhibit are references to such Article, Section, Schedule or Exhibit of this Agreement;

(iii) “or” is not exclusive;

(iv) “including” means including without limitation;

(v) words in the singular include the plural and words in the plural include the singular;

(vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns;

(vii) terms defined in the UCC and not otherwise defined herein shall have the meaning assigned to them in the UCC; and

(viii) “U.S. dollars,” “dollars,” or the sign “$” shall be construed as references to United States dollars which are freely transferable by residents and non-residents of the United States of America and convertible by such persons into any other freely convertible currency unless such transferability or convertibility is restricted by any law or regulation of general application in which event references to “U.S. dollars,” “dollars,” or the sign “$” shall be construed as references to such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America, and “cents” shall be construed accordingly.

ARTICLE 2.

CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

Section 2.1. Conveyance of Mortgage Loans.

(a) In consideration of the Issuer’s delivery of the Notes and the Certificates to the Depositor or its designee, and concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Issuer, without recourse, in trust, all the right, title and interest of the Depositor in and to the Trust Estate, except that the Depositor does not assign to the Issuer any of its rights under Sections 9 and 12 of the Sales Agreement between the Depositor and SFM or under Section 11 of any Sales Agreement between the Depositor and a Warehouse Seller. The Issuer is hereby authorized to enter into the Swap Agreement.

Upon the issuance of the Securities, ownership in the Trust Estate shall be vested in the Issuer, subject to the lien created by the Indenture in favor of the Indenture Trustee, for the benefit of the Noteholders. The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Indenture Trustee of any obligation of the Depositor, the Seller, or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.

With respect to any Mortgage Loan that does not have a first payment date on or before the last day of the Due Period immediately preceding the first Payment Date, the Depositor shall, to the extent required, deposit into the Payment Account on or before the Payment Account Deposit Date relating to the first Payment Date, an amount equal to one month’s interest at the related Net Rate on the Stated Principal Balance of such Mortgage Loan on the Cut Off Date.

(b) In connection with the transfer set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the Indenture Trustee or the Custodian on its behalf for the benefit of the Noteholders the following documents or instruments (collectively, the “Mortgage Loan Documents”) with respect to each Mortgage Loan so transferred:

(i) (A) the original Mortgage Note endorsed by manual or facsimile signature to the Indenture Trustee or the Custodian or in blank, without recourse, with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (the “Last Endorsee”) (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to such Mortgage Note); or

(B) with respect to any Lost Mortgage Note, a lost note affidavit from the Depositor stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

(ii) except with respect to any Cooperative Loan, the original recorded Mortgage or a copy of such Mortgage certified by the Depositor, the originating lender, settlement agent, or escrow company as being a true and complete copy of the Mortgage;

(iii) except with respect to any Mortgage Loan for which the related Mortgage names the Custodian as nominee for the originating lender (or similar designation satisfactory to the Custodian), as beneficiary or mortgagee, either (A) a duly executed assignment of the Mortgage in blank, or (B) an original recorded assignment of the Mortgage from the Last Endorsee to the Custodian or a copy of such assignment of Mortgage certified by the Depositor, the originating lender, settlement agent, or escrow company as being a true and complete copy thereof which in either case may be included in a blanket assignment or assignments;

(iv) each interim recorded assignment of such Mortgage, or a copy of each such interim recorded assignment of Mortgage certified by the Depositor, the originating lender, settlement agent, or escrow company as being a true and complete copy thereof;

(v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

(vi) except as to any second lien Mortgage Loan in the original principal amount of $50,000.00 or less, either the original or duplicate original title policy (including all riders thereto) with respect to the related Mortgaged Property, if available, provided that the title policy (including all riders thereto) will be delivered as soon as it becomes available, and if the title policy is not available, and to the extent required pursuant to the second paragraph below or otherwise in connection with the rating of the Notes, a written commitment or interim binder or preliminary report of the title issued by the title insurance or escrow company with respect to the Mortgaged Property; and

(vii) in the case of a Cooperative Loan, the originals of the following documents or instruments:

(a)	The Coop Shares, together with a stock power in blank;
(b)	The executed Security Agreement;
(c)	The executed Proprietary Lease;
(d)	The executed Recognition Agreement;
(e)
The executed UCC1 financing statement with evidence of recording thereon which have been filed in all places required to perfect the Depositor’s interest in the Coop Shares and the Proprietary Lease; and

(f)
Executed UCC3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Indenture Trustee with evidence of recording thereon (or in a form suitable for recordation).

In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage or (b) any recorded assignments or interim assignments satisfying the requirements of clause (iii) or (iv) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office, the Depositor shall deliver such documents to the Indenture Trustee or the Custodian on its behalf as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Depositor or Servicer shall forward or cause to be forwarded to the Indenture Trustee or the Custodian on its behalf (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Servicer to the Indenture Trustee. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Depositor shall deliver to the Indenture Trustee a copy of such Mortgage certified (to the extent such certification is reasonably obtainable) by such public recording office to be a true and complete copy of the original recorded Mortgage.

In addition, in the event that in connection with any Mortgage Loan the Depositor cannot deliver the original or duplicate original lender’s title policy (together with all riders thereto), satisfying the requirements of clause (vi) above, concurrently with the execution and delivery hereof because the related Mortgage or a related assignment has not been returned from the applicable public recording office, the Depositor shall promptly deliver to the Indenture Trustee or the Custodian on its behalf a true and correct copy of such original or duplicate original lender’s title policy (together with all riders thereto).

Subject to the immediately following sentence, as promptly as practicable subsequent to the transfer set forth in clause (a) of this Section 2.1, and in any event, within thirty (30) days thereafter, the Servicer shall as to any Mortgage Loan with respect to which the Depositor delivers an assignment of the Mortgage in blank pursuant to clause (b)(iii)(A) of this Section 2.1, (i) complete each such assignment of Mortgage to conform to clause (b)(iii)(B) of this Section 2.1, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records, and (iii) cause to be delivered for recording in the appropriate public office for real property records each such assignment of the Mortgages, except that, with respect to any assignments of Mortgage as to which the Servicer has not received the information required to prepare such assignments in recordable form, the Servicer’s obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after receipt thereof. Notwithstanding the foregoing, the Servicer need not cause to be recorded any assignment which relates to a Mortgage Loan in any state other than the Required Recordation States.

Notwithstanding the procedures in the preceding paragraph, with respect to each MERS Mortgage Loan, the Depositor shall take such actions as are necessary to cause the Indenture Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Indenture Trustee or the Custodian on its behalf, will deposit in the Collection Account the portion of such payment that is required to be deposited in the Collection Account pursuant to Section 3.8.

(c) [Reserved].

Section 2.2. Acceptance by Trustee of the Mortgage Loans.

The Owner Trustee, on behalf of the Issuer, acknowledges receipt of the documents identified in the initial certification in the form annexed hereto as Exhibit A (the “Initial Certification”) and has directed that the documents referred to in Section 2.1 and all other assets included in the definition of “Trust Estate” be delivered to the Indenture Trustee (or the Custodian on its behalf). The Indenture Trustee (or its Custodian on its behalf) acknowledges receipt of the documents identified in the initial certification in the form annexed hereto as Exhibit A and declares that it or the Custodian holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it or the Custodian holds or will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Noteholders.

The Indenture Trustee agrees to execute and deliver or to cause the Custodian to execute and deliver on the Closing Date to the Issuer, the Depositor, the Master Servicer and the Servicer an Initial Certification in the form annexed hereto as Exhibit A. Based on its or the Custodian’s review and examination, and only as to the documents identified in such Initial Certification, the Custodian, on behalf of the Indenture Trustee acknowledges that such documents appear regular on their face and relate to such Mortgage Loan. Neither the Indenture Trustee nor the Custodian shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers in the Mortgage File or any of the Mortgage Loans to determine the validity, recordability, enforceability, sufficiency, due authorization or genuineness of any document or the collectibility, insurability, effectiveness or suitability of any Mortgage Loan.

Not later than 360 days after the Closing Date, the Indenture Trustee shall deliver or shall cause the Custodian to deliver to the Issuer, the Depositor, the Master Servicer and the Servicer a Final Certification in the form annexed hereto as Exhibit B, with any applicable exceptions noted thereon. Notwithstanding anything to the contrary contained herein, in the event there are exceptions to the Final Certification, the Indenture Trustee may transmit such exceptions electronically (via email) to the Issuer, the Depositor, the Master Servicer and the Servicer, subject to the prior approval of the Issuer, the Depositor, the Master Servicer and the Servicer.

If, in the course of such review, the Indenture Trustee or the Custodian, on behalf of the Indenture Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.1 (the “Mortgage Loan Document Requirements”), the Indenture Trustee shall list or shall cause the Custodian to list such as an exception in the Final Certification; provided, however that neither the Indenture Trustee nor the Custodian shall make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to such Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. SFM shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if SFM does not correct or cure such defect within such period, SFM shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.3, or (b) purchase such Mortgage Loan from the Issuer within 90 days from the date SFM was notified of such defect in writing at the Purchase Price of such Mortgage Loan. Any such substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Indenture Trustee of a Request for Release substantially in the form of Exhibit C. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by SFM in the Collection Account on or prior to the Servicer Deposit Date for the Payment Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit C hereto, the Indenture Trustee shall cause the Custodian to release the related Mortgage File to SFM and shall execute and deliver at SFM’s request such instruments of transfer or assignment prepared by SFM, in each case without recourse, as shall be necessary to vest in SFM, or a designee, the Indenture Trustee’s interest in any Mortgage Loan released pursuant hereto. With respect to any SFM Mortgage Loans, the foregoing remedy against SFM for failure to deliver Mortgage Loans that satisfy the Mortgage Loan Document Requirements is provided in the related Sales Agreement (which, in turn, has been assigned to the Indenture Trustee pursuant to Section 2.1); and with respect to any Warehouse Mortgage Loans, the foregoing remedy against SFM has been assigned by the related Warehouse Seller pursuant to the applicable Sales Agreement or Subsequent Sales Agreement (which, in turn, has been assigned to the Indenture Trustee pursuant to Section 2.1).

The Indenture Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Indenture Trustee or the Custodian on its behalf, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Servicer from time to time.

It is understood and agreed that the obligation of SFM to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.1 shall constitute the sole remedy respecting such defect available to the Issuer, the Indenture Trustee and any Securityholder against the Depositor or SFM.

In order to facilitate sales and deliveries of Mortgage Loans to the Issuer, the Indenture Trustee may execute and deliver one or more remittance agency agreements in substantially the form of Exhibit D hereto (each, a “Remittance Agency Agreement”), and in such event the Indenture Trustee: (i) shall perform the duties of Remittance Agent (as that term is defined in the related Remittance Agency Agreement); and (ii) may accept as conclusive evidence of the release of the related security interests one or more security release certifications in substantially the form attached as Exhibit E hereto (each, a “Security Release Certification”).

Section 2.3. Representations, Warranties and Covenants of the Depositor, Servicer and Master Servicer.

(a) The Servicer represents and warrants to the Issuer and the Indenture Trustee that, as of the Closing Date:

(i) the Servicer is a corporation or limited partnership (or comparable entity) duly organized, validly existing and in good standing under the laws of the state of its organization and has, and had at all relevant times, full corporate or limited partnership power to service the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement. The Servicer has all necessary licenses and is qualified to transact business in and is in good standing under the laws of each state where any Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon the Servicer by any state having jurisdiction;

(ii) the execution and delivery of this Agreement by the Servicer and the performance by it of and compliance with the terms of this Agreement will not (A) violate the Servicer's articles of incorporation or by-laws (or, if applicable, limited partnership agreement or other organizational documents) or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such contract, agreement or other instrument;

(iii) the Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv) the Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or any of its properties or materially and adversely affect the performance of any of its duties hereunder; and

(v) there are no actions or proceedings against, or investigations of, the Servicer pending or, to the knowledge of the Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of any of its obligations under, or the validity or enforceability of, this Agreement.

(b) The Master Servicer represents and warrants to the Issuer and the Indenture Trustee that, as of the Closing Date:

(i) the Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has, and had at all relevant times, full corporate power to service the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement. The Master Servicer has all necessary licenses and is qualified to transact business in and is in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon the Master Servicer by any state having jurisdiction;

(ii) the execution and delivery of this Agreement by the Master Servicer and the performance by it of and compliance with the terms of this Agreement will not (A) violate the Master Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such contract, agreement or other instrument;

(iii) the Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv) the Master Servicer is not in violation of, and the execution and delivery of this Agreement by the Master Servicer and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Master Servicer or any of its properties or materially and adversely affect the performance of any of its duties hereunder; and

(v) there are no actions or proceedings against, or investigations of, the Master Servicer pending or, to the knowledge of the Master Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Master Servicer of any of its obligations under, or the validity or enforceability of, this Agreement.

(c) The Depositor represents and warrants to the Issuer and the Indenture Trustee that, as of the Closing Date:

(i) the Depositor is a corporation, duly organized, validly existing and in good standing under the laws of the state of its incorporation and has, and had at all relevant times, full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(ii) the execution and delivery of this Agreement by the Depositor and the performance by it of and compliance with the terms of this Agreement will not (A) violate the Depositor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such contract, agreement or other instrument;

(iii) the Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv) the Depositor is not in violation of, and the execution and delivery of this Agreement by the Depositor and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or any of its properties or materially and adversely affect the performance of any of its duties hereunder; and

(v) there are no actions or proceedings against, or investigations of, the Depositor pending or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of any of its obligations under, or the validity or enforceability of, this Agreement.

(d) Pursuant to Section 2.1(a), the Depositor has assigned to the Issuer, for the benefit of Securityholders, its rights under each Sales Agreement and each AARA, including each representation and warranty applicable to the Mortgage Loans (and the applicable remedies) set forth in such Sales Agreement and each AARA in respect of the Mortgage Loans and the Issuer has pledged such rights to the Indenture Trustee under the Indenture. Each Sales Agreement and each AARA provides remedies against SFM directly to the Depositor.

Upon discovery by any of the parties hereto of a breach of a representation or warranty made by the applicable Seller in respect of any of the Mortgage Loans that (i) materially and adversely affects the interests of the Noteholders in any such Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. Within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach such of any representation or warranty which (x) materially and adversely affects the interests of the Noteholders in any Mortgage Loan (it being understood that any such breach shall be deemed to materially and adversely affect the value of such Mortgage Loan or the interest of the Trust Estate therein, if the Trust Estate incurs a loss as the result of such breach) SFM shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) remove such Mortgage Loan (a “Deleted Mortgage Loan”) from the Trust Estate and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Issuer at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Indenture Trustee or the Custodian on its behalf of a Request for Release substantially in the form of Exhibit C and the Mortgage File for any such Substitute Mortgage Loan. Notwithstanding the immediately preceding provisions of this paragraph (d), in the event that SFM also breached a representation and warranty under the Sales Agreement with respect to a Conduit Mortgage Loan that is substantially identical to a representation or warranty breached by the related Conduit Seller under the related MLPWISA, the Indenture Trustee shall first proceed against the applicable Conduit Seller to cure such breach or substitute or repurchase the affected Conduit Mortgage Loan; provided, however, if the applicable Conduit Seller substitutes a mortgage loan for a Deleted Mortgage Loan and such substitute mortgage loan is not a qualifying Substitute Mortgage Loan, then SFM, in exchange for such non-qualifying substitute mortgage loan, shall pay the Indenture Trustee on behalf of the Issuer the applicable Purchase Price for the Deleted Mortgage Loan or, if within two years of the Closing Date, SFM shall substitute a qualifying Substitute Mortgage Loan for the non-qualifying substitute mortgage loan; provided, further, if the applicable Conduit Seller does not within 60 days after notification of the breach take steps to cure such breach (which may include certifying to progress made and extension of time to cure such breach, if permitted under the related Flow MLPWISA) or purchase, or substitute for the affected Conduit Mortgage Loan, the Indenture Trustee shall require SFM to honor the applicable Conduit Seller’s cure obligations with respect to the affected Conduit Mortgage Loan and SFM shall be required to cure such breach, substitute for or repurchase the affected Mortgage Loan. SFM shall promptly reimburse the Servicer and the Indenture Trustee for any expenses reasonably incurred by the Servicer or the Indenture Trustee in respect of enforcing the remedies against SFM or the related Conduit Seller. With respect to the representations and warranties described in this Section which are made to the best of SFM’s or other Conduit Seller’s knowledge, if it is discovered by either the Servicer or the Indenture Trustee that the substance of such representation and warranty is inaccurate and (if required to impose the obligations described above on SFM or the related Conduit Seller) such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Noteholders therein, notwithstanding SFM’s or the Conduit Seller’s lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

With respect to any Substitute Mortgage Loan, SFM or the related Conduit Seller, as applicable, shall deliver to the Indenture Trustee or the Custodian on its behalf for the benefit of the Securityholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.1, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.1. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by SFM or the related Conduit Seller, as applicable, on the next succeeding Payment Date. For the month of substitution, payments to Noteholders and distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter SFM or the related Conduit Seller, as applicable, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Securityholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Indenture Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and SFM or the related Conduit Seller, as applicable, shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made by SFM or the related Conduit Seller, as applicable, pursuant to the related Sales Agreement or AARA, as applicable, with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Indenture Trustee shall release or shall cause the Custodian to release the Mortgage File held for the benefit of the Noteholders relating to such Deleted Mortgage Loan to SFM or the related Conduit Seller, as applicable, and shall execute and deliver at SFM’s or the related Conduit Seller’s written direction such instruments of transfer or assignment prepared by it, in each case without recourse, as shall be necessary to vest title in SFM or the related Conduit Seller, as applicable, or its designee, the Indenture Trustee’s interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.3.

For any month in which SFM or the related Conduit Seller, as applicable, substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans of SFM or the related Conduit Seller, as applicable, (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the “Substitution Adjustment Amount”) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the Collection Account by SFM or the related Conduit Seller, as applicable, on or before the Payment Account Deposit Date for the Payment Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

In the event that SFM or the related Conduit Seller, as applicable, shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Collection Account on or prior to the Servicer Deposit Date for the Payment Date in the month following the month during which SFM or the related Conduit Seller, as applicable, became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release in the form of Exhibit C hereto, the Indenture Trustee shall release or shall cause the Custodian to release the related Mortgage File held for the benefit of the Securityholders to SFM or the related Conduit Seller, as applicable, and the Indenture Trustee shall execute and deliver or shall cause the Custodian to execute and deliver at SFM’s or the related Conduit Seller’s direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Indenture Trustee. It is understood and agreed that the obligation under this Agreement of each Seller or the related Conduit Seller, as applicable to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Securityholders or the Indenture Trustee on behalf of the Noteholders.

The representations and warranties made pursuant to this Section 2.3 (and the representations and warranties with respect to the Mortgage Loans made in each Sales Agreement and AARA) shall survive delivery of the respective Mortgage Files to the Indenture Trustee or the Custodian for the benefit of the Securityholders.

Section 2.4. [Reserved].

Section 2.5. Purchase of Subsequent Mortgage Loans.

(a) Subject to the satisfaction of the Subsequent Delivery Requirements and the conditions set forth in paragraph (b) below, in consideration of the delivery on a Subsequent Sales Date to or upon the order of the Depositor of all or a portion of the applicable Pre-Funded Amount, as the case may be, the Depositor shall on such Subsequent Sales Date sell, transfer, assign, set over and otherwise convey without recourse, to the Issuer, and the Issuer shall purchase, all the Depositor’s right, title and interest in and to the Subsequent Mortgage Loans, together with the related Mortgage Loan Files, covered by the Subsequent Sales Agreement delivered on such date.

(b) In addition to the Subsequent Delivery Requirements, the obligation of the Issuer to acquire Subsequent Mortgage Loans is subject to the satisfaction of each of the following conditions on or prior to the related Subsequent Sales Date:

(i) the Depositor shall have delivered to the Issuer with a copy to the Master Servicer and the Indenture Trustee a duly executed written Subsequent Sales Agreement, which shall include a Schedule of Subsequent Mortgage Loans, and specifying the amount to be withdrawn from the Pre-Funding Account;

(ii) no Subsequent Mortgage Loan will have been selected in a manner adverse to the interests of Securityholders;

(iii) the addition of the Subsequent Mortgage Loans will not result in the reduction, qualification or withdrawal of the then current ratings of the Notes;

(iv) no Subsequent Mortgage Loan may have a Loan-to-Value Ratio greater than 100.00%;

(v) the Depositor shall have provided the Master Servicer and the Indenture Trustee any information reasonably requested by any of them with respect to the Subsequent Mortgage Loans then to be sold to the Trust Estate;

(vi) as of each Subsequent Sales Date, neither the Depositor nor SFM shall be insolvent, nor will either of them be made insolvent by such transfer;

(vii) the Funding Period shall not have ended; and

(viii) the Depositor and SFM each shall have delivered to the Issuer, the Master Servicer and the Indenture Trustee an Officer’s Certificate confirming (1) the satisfaction of the Subsequent Delivery Requirements and each condition precedent specified in this paragraph (b) in the related Subsequent Sales Agreement and confirming that neither the Depositor nor the Issuer have received notice from the Rating Agencies as described in Section 2.5(c)(iv) and (2) delivery of Opinions of Counsel with respect to corporate and tax matters relating to the transfer of Subsequent Mortgage Loans in the forms substantially similar to those delivered on the Closing Date.

(c) Pursuant to Section 2.5(b), the Indenture Trustee shall remit on each Subsequent Sales Date to or upon the order of the Depositor from the Pre-Funding Account the amount specified by the Master Servicer only upon the Indenture Trustee’s receipt of:

(i) a fully executed Subsequent Sales Agreement;

(ii) the two Officer’s Certificates required by Section 2.5(b)(viii);

(iii) an Opinion or Opinions of Counsel from each of the Depositor and SFM required by Section 2.5(b)(viii);

(iv) a letter from S&P and Moody’s on the final Subsequent Sale Date confirming the condition provided in Section 2.5(b)(iii) (it being understood that, so long as each such Rating Agency has received a schedule describing the Subsequent Mortgage Loans at least 2 Business Days prior to the final Subsequent Sales Date and it has not notified the Depositor, the Indenture Trustee or the Issuer that the addition of the Subsequent Mortgage Loans will result in the reduction, qualification or withdrawal of its then current ratings of the Notes prior to 10:00 a.m. (New York City time) on the final Subsequent Sales Date, the addition of the Subsequent Mortgage Loans will be deemed not to result in the reduction, qualification or withdrawal of then current ratings of the Notes); and

(v) the written instruction from the Master Servicer setting forth the amounts to be paid as required by Section 2.6(b). The Issuer and the Indenture Trustee may rely and shall be protected in relying on all such Officer’s Certificates as evidencing full compliance with all conditions precedent specified in Section 2.5(b), without any further duty of inquiry with respect thereto.

(d) On each Subsequent Sales Date and on the Determination Date immediately following the end of the Funding Period, the Master Servicer shall determine any other necessary matters in connection with the administration of the Pre-Funding Account. If any amounts are released as a result of an error in calculation to the Securityholders or the Depositor from the Pre-Funding Account, the Depositor shall immediately repay such amounts to the Master Servicer.

(e) The Depositor shall deliver (or cause to be delivered) to the Master Servicer for deposit in the Master Servicer Custodial Account on the related Servicer Deposit Date all principal and interest due in respect of such Subsequent Mortgage Loans after the related Subsequent Cut Off Date.

Section 2.6 Pre-Funding Account.

(a) The Indenture Trustee shall establish and maintain a “Pre-Funding Account” to be held in trust for the benefit of the related Noteholders. The Pre-Funding Account shall be an Eligible Account. On the Closing Date, the Depositor will cause to be deposited in the Pre-Funding Account the Original Pre-Funded Amount. Amounts on deposit in the Pre-Funding Account shall be invested by the Indenture Trustee at the direction of SFM in Permitted Investments maturing no later than the last day of the Funding Period.

(b) On any Subsequent Sales Date, the Master Servicer shall instruct the Indenture Trustee, (with a copy to the Depositor) as to the following:

(i) to withdraw from the Pre-Funded Amount in the Pre-Funding Account an amount equal to 100% of the aggregate Stated Principal Balances of the Subsequent Mortgage Loans to be included in the Trust Estate as of the applicable Subsequent Cut Off Date sold to the Issuer on such Subsequent Sales Date, and

(ii) to pay such amounts to or upon the order of the Depositor upon satisfaction of the conditions set forth in Section 2.5(c) with respect thereto. In no event shall the Indenture Trustee withdraw from the Pre-Funding Account an amount in excess of the Original Pre-Funded Amount.

(c) On the Business Day immediately following the end of the Funding Period, the Master Servicer shall instruct the Indenture Trustee to transfer any remaining Pre-Funded Amounts in the Pre-Funding Account to the Payment Account for distribution to the Noteholders in accordance with Article 4. All Pre-Funding Account Earnings will be paid to the Seller. The amount of any realized losses in the Pre-Funding Account in respect of any Permitted Investments purchased with amounts on deposit therein shall promptly be deposited by the Seller in the Pre-Funding Account. The Indenture Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Pre-Funding Account and made in accordance with this Section 2.6.

ARTICLE 3.

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.1. Servicer to Service Mortgage Loans.

For and on behalf of the Securityholders, the Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.2, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Securityholders and the Issuer, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided, however, that the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Estate or the Securityholders in any Mortgage Loan or the rights and interests of the Depositor, the Issuer, the Indenture Trustee and the Securityholders under this Agreement. The Servicer shall represent and protect the interests of the Trust Estate in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan; provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, the Servicer may not permit any modification with respect to any Mortgage Loan. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Issuer, is hereby authorized and empowered by the Depositor, the Issuer and the Indenture Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Issuer, the Indenture Trustee, the Depositor, the Securityholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Securityholders. The Servicer shall prepare and deliver to the Depositor and/or the Indenture Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Indenture Trustee shall promptly execute such documents and deliver them to the Servicer.

In accordance with the standards of the preceding paragraph, the Servicer shall make Servicing Advances as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.6, and further as provided in Section 3.8. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly payments to the Noteholders and distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Upon request of the Servicer, the Indenture Trustee and the Custodian shall furnish the Servicer with any powers of attorney necessary or appropriate to enable Servicer to execute in the name of the Indenture Trustee or the Custodian, as applicable, all documents reasonably required to perform the servicing functions described in this Article 3.

In no event shall the Indenture Trustee be liable for the acts or omissions of the Servicer or any other Person. The Indenture Trustee shall not be responsible for monitoring or supervising the Servicer.

Section 3.2. Subservicing; Enforcement of the Obligations of Servicers.

(a) The Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to Subservicing Agreement; provided, however,, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Issuer, the Indenture Trustee and the Securityholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

(b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

Notwithstanding anything to the contrary set forth herein, as a condition to the utilization of any Subservicer or Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122, the Servicer shall obtain from any such Subservicer or Subcontractor used by the Servicer for the benefit of the Depositor a written agreement from such Subservicer or Subcontractor (in form and substance satisfactory to the Depositor) to comply with the provisions of Sections 3.16 and 3.17 of this Agreement to the same extent as if such Subservicer or Subcontractor were the Servicer.

Section 3.3. Rights of the Depositor, the Issuer and the Indenture Trustee in Respect of the Servicer.

The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided, however, that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Issuer, the Indenture Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Issuer, the Indenture Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

Section 3.4. Master Servicer to Act as Servicer.

In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Master Servicer or its successor shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Master Servicer shall not be (i) liable for losses of the Servicer pursuant to Section 3.9 or any acts or omissions of the predecessor Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.2 or 2.3, (iv) responsible for expenses of the Servicer pursuant to Section 2.3 or (v) deemed to have made any representations and warranties of the Servicer hereunder). If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Master Servicer or its successor shall succeed to any rights and obligations of the Servicer under each Subservicing Agreement.

The Servicer shall, upon request of the Master Servicer, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute Subservicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute Subservicing Agreement to the assuming party.

If the Master Servicer has not received a rating by S&P as to its master servicer functions prior to the time of any assumption by the Master Servicer of the Servicer’s rights and obligations pursuant to this Section 3.4, the Master Servicer shall, within 30 days of any such assumption, provide written notice of such assumption to S&P.

Section 3.5. Collection of Mortgage Loan Payments; Collection Account; Payment Account.

(a) The Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement. Consistent with the foregoing, and subject to the provisions of Section 3.1, the Servicer may in its discretion (i) waive any late payment charge or penalty interest and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however,, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut Off Date. In the event of any such arrangement, any P&I Advance required to be made by the Servicer on the related Mortgage Loan in accordance with the provisions hereof (i) with respect to the Prepayment Period in which such arrangement became effective shall be made in accordance with the amortization schedule of such Mortgage Loan without giving effect to the modification thereof by reason of such arrangements and (ii) with respect to any Prepayment Period thereafter shall be made in accordance with the amortization schedule of such Mortgage Loan as so modified. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

The Servicer shall comply with the provisions of Section 3.21 with respect to each Prepayment Penalty related to the Mortgage Loans.

(b) The Servicer shall establish and maintain a Collection Account into which the Servicer shall deposit or cause to be deposited as soon as practicable following receipt but in no event no later than two Business Days after receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of Mortgage Loans subsequent to the Cut Off Date or Subsequent Cut Off Date with respect to any Subsequent Mortgage Loans (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut Off Date or Subsequent Cut Off Date, as applicable) and the following amounts required to be deposited hereunder:

(i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

(ii) all payments on account of interest on the Mortgage Loans, net of the Retained Interest, the related Servicing Fee and any Prepayment Interest Excess;

(iii) each Prepayment Penalty required to be deposited by the Servicer hereunder;

(iv) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures;

(v) any amount required to be deposited by the Servicer pursuant to Section 3.5(e) in connection with any losses on Permitted Investments;

(vi) any amounts required to be deposited by the Servicer pursuant to Section 3.9(b) and (d), and in respect of net monthly rental income from REO Property pursuant to Section 3.11;

(vii) any amounts required to be deposited pursuant to this Agreement in connection with the repurchase of a Mortgage Loan by SFM or the related Conduit Seller;

(viii) all Substitution Adjustment Amounts;

(ix) all P&I Advances made by the Servicer pursuant to Section 3.19; and

(x) the amount of any Subsequent Recoveries.

In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Servicer shall cause funds to be deposited into the Collection Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the related Net Rate on such date.

The foregoing requirements for remittance by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees or amounts attributable to reimbursements of Advances, if collected, need not be remitted by the Servicer. In the event that the Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Collection Account to withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Indenture Trustee or such other institution maintaining the Collection Account which describes the amounts deposited in error in the Collection Account. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Collection Account shall be held in trust for the Securityholders until withdrawn in accordance with Section 3.8.

(c) The Master Servicer shall establish and maintain, for the benefit of Indenture Trustee, on behalf of the Noteholders, a Master Servicer Custodial Account. On each Servicer Deposit Date, the Servicer shall remit to the Master Servicer for deposit in the Master Servicer Custodial Account, all available amounts in the Collection Account on such date. In addition, the Master Servicer shall deposit any amounts pursuant to Section 3.5(e) in connection with losses on Permitted Investments in the Master Servicer Custodial Account.

(d) The Indenture Trustee shall establish and maintain, on behalf of Noteholders, the Payment Account. On each Payment Account Deposit Date, the Master Servicer shall remit to the Indenture Trustee for deposit in the Payment Account all available amounts in the Master Servicer Custodial Account on such date. In addition, the Indenture Trustee shall deposit into the Payment Account (i) any amounts received from the Master Servicer pursuant to Section 3.5(e) in connection with losses on Permitted Investments in the Payment Account, (ii) any Net Swap Payments and (subject to the limitations set forth in Section 4.7) Swap Termination Payments paid by the Counterparty to the Issuer under the Swap Agreement and (iii) any proceeds received in respect of the PMI Policy.

In the event that the Servicer or Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Indenture Trustee to withdraw such amount from the Payment Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer’s Certificate to the Indenture Trustee which describes the amounts deposited in error in the Payment Account. All funds deposited in the Payment Account shall be held in accordance with Section 3.22 until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.8. In no event shall the Indenture Trustee incur liability for withdrawals from the Payment Account at the direction of the Master Servicer or the Servicer in accordance with this paragraph.

(e) The institutions at which the Collection Account, Master Servicer Custodial Account and Payment Account are maintained shall invest funds as directed by the Master Servicer in Permitted Investments which in each case shall mature not later than (i) in the case of the Collection Account, the second Business Day next preceding the related Servicer Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Servicer Deposit Date), (ii) in the case of the Master Servicer Custodial Account, the second Business Day next preceding the related Payment Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Payment Account Deposit Date), and (iii) in the case of the Payment Account, the Business Day next preceding the related Payment Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Payment Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Indenture Trustee, for the benefit of the Noteholders. All income and gain net of any losses realized from any such investment of funds on deposit in the Collection Account shall be for the benefit of the Servicer as servicing compensation and all income and gain net of any losses realized from any such investment of funds on deposit in the Master Servicer Custodial Account and the Payment Account shall be for the benefit of the Master Servicer. The amount of any realized losses in the Collection Account in respect of any such investments shall promptly be deposited by the Servicer in the Collection Account and the amount of any realized losses in the Master Servicer Custodial Account and the Payment Account in respect of any such investments shall promptly be deposited therein by the Master Servicer. The Indenture Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account or the Master Servicer Custodial Account and made in accordance with this Section 3.5.

(f) In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Indenture Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee. Accordingly, each of the parties agrees to provide to the Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Indenture Trustee to comply with Applicable Law.

Section 3.6. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

(a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall establish and maintain one or more accounts (each, an “Escrow Account”) and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

(b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer out of related collections for any payments made pursuant to Sections 3.1 (with respect to taxes and assessments and insurance premiums) and 3.9 (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 7.1. The Escrow Accounts shall not be a part of the Trust Estate.

(c) The Servicer shall advance, as Servicing Advances, any payments referred to in Section 3.6(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due; provided, however, that the Servicer shall not be required to make any such advance if such advance, in the good faith judgment of the Servicer, would constitute a Nonrecoverable Advance.

Section 3.7. Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Servicer shall afford the Depositor and the Indenture Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

Upon reasonable advance notice in writing, the Servicer will provide to each Securityholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Securityholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Securities; provided, however, that the Servicer shall be entitled to be reimbursed by each such Securityholder for actual expenses incurred by the Servicer in providing such reports and access.

Section 3.8. Permitted Withdrawals from the Collection Account, Master Servicer Custodial Account and Payment Account.

(a) The Servicer may from time to time make withdrawals from the Collection Account for the following purposes:

(i) to the extent not previously retained by the Servicer, to pay to the Servicer the servicing compensation to which it is entitled pursuant to Section 3.14 and, if applicable, Section 4.2, and earnings on or investment income with respect to funds in or credited to the Collection Account as additional servicing compensation;

(ii) to the extent not previously retained by the Servicer, to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

(iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

(iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

(v) to reimburse the Servicer for unpaid Servicing Fees as provided in Section 3.11;

(vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.2, 2.3 or 3.11, all amounts received thereon after the date of such purchase;

(vii) to reimburse the Master Servicer, the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 5.3 (or, in the case of the Depositor, Section 4.04 of the Trust Agreement);

(viii) to pay to the Master Servicer any accrued compensation to which it is entitled hereunder (and any amount to which it is entitled to reimbursement herewith);

(ix) to pay the PMI Insurance Premium;

(x) to withdraw any amount deposited in the Collection Account and not required to be deposited therein;

(xi) to pay the Seller or its designee any Retained Interest in accordance with Section 4.2;

(xii) on or prior to each Servicer Deposit Date, to withdraw the amount then on deposit in the Collection Account available after application of clauses (i) through (xi) above and remit such amount to the Master Servicer for deposit in the Master Servicer Custodial Account; and

(xiii) to clear and terminate the Collection Account upon termination of this Agreement pursuant to Section 7.1.

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such subclauses (i), (ii), (iv), (v) and (vi). Prior to making any withdrawal from the Collection Account pursuant to subclause (iii), the Servicer shall deliver to the Master Servicer an Officer’s Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of such Nonrecoverable Advance.

(b) The Master Servicer may from time to time make withdrawals from the Master Servicer Custodial Account for the following purposes:

(i) to pay itself any compensation due it hereunder (including the portion thereof out of which it pays the Indenture Trustee Fees);

(ii) to the extent not previously retained by the Servicer, to pay to the Servicer the servicing compensation to which it is entitled pursuant to Section 3.14 and, if applicable, Section 4.2;

(iii) to pay to itself earnings or investment income with respect to funds in the Master Servicer Custodial Account;

(iv) on each Payment Account Deposit Date, to withdraw the amount then on deposit in the Master Servicer Custodial Account on such date after application of clauses (i) through (iii) above and remit such amount to the Indenture Trustee for deposit in the Payment Account; and

(v) to clear and terminate the Master Servicer Custodial Account upon termination of the Agreement pursuant to Section 7.1.

(c) The Indenture Trustee shall withdraw funds from the Payment Account for payments to Noteholders and for deposit into the Certificate Account in the manner specified in this Agreement. In addition, the Indenture Trustee shall prior to making the payments pursuant to Section 4.1 from time to time make withdrawals from the Payment Account for the following purposes:

(i) to pay to itself the Indenture Trustee Fee (out of the Master Servicing Fee to the extent not previously remitted by the Master Servicer) and reimburse itself for reasonable expenses for the related Payment Date and for permitted expenses of the Owner Trustee pursuant to Section 7.02 of the Trust Agreement);

(ii) to the extent not previously retained by the Servicer, to pay to the Servicer the servicing compensation to which it is entitled pursuant to Section 3.14 and, if applicable, Section 4.2, and to pay any PMI Insurance Premium then due and payable;

(iii) to the extent not previously retained by SFM or any successor servicer pursuant to Section 3.8, to pay SFM, or its designee, any Retained Interest pursuant to Section 4.2;

(iv) to pay to the Master Servicer earnings on or investment income with respect to funds in the Payment Account;

(v) to make any Net Swap Payments or Priority Swap Termination Payments due to the Counterparty under the Swap Agreement and to pay any costs and expenses of entering into a replacement Swap Agreement not otherwise paid from a Swap Termination Payment received by the Issuer;

(vi) to withdraw and return to the Servicer or Master Servicer any amount deposited in the Payment Account and not required to be deposited therein, including any amounts owed to the Servicer as part of the Servicing Fee in accordance with the terms hereunder; and

(vii) to clear and terminate the Payment Account upon termination of the Agreement pursuant to Section 7.1.

Section 3.9. Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

(a) The Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan; (ii) the Stated Principal Balance of the Mortgage Loan and (iii) the maximum amount available in the locality of the related Mortgaged Property from insurers generally acceptable to institutional residential mortgage lenders without payment of extraordinary premium. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Servicer’s normal servicing procedures) shall be deposited in the Collection Account. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly payments to Noteholders and distributions to the Certificateholders or remittances to the Indenture Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer as Servicing Advances or, if applicable, as Nonrecoverable Advances. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and flood insurance has been made available in such area, the Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the applicable flood insurance program.

(b) In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on any or all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section with respect to all of the Mortgage Loans so covered, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section, and there shall have been a loss that would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor, the Issuer and the Indenture Trustee for the benefit of the Noteholders, claims under any such blanket policy.

(c) The Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. The Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Securities and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer.

The Servicer shall not be required to maintain any Primary Insurance Policy (i) with respect to any Mortgage Loan with a Loan-to-Value Ratio less than or equal to 80% (or such lower Loan-to-Value Ratio as may be provided by applicable law) as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new appraised value (or other method of determination as may be provided by applicable law) or (ii) if maintaining such Primary Insurance Policy is otherwise prohibited by applicable law.

The Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Servicer as Servicing Advances or, if applicable, as Nonrecoverable Advances.

(d) In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to present on behalf of itself, the Issuer, the Indenture Trustee and Securityholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Servicer under any Primary Insurance Policies shall be deposited in the Collection Account.

Section 3.10. Enforcement of Due-on-Sale Clauses; Assumption Agreements.

(a) Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall to the extent that it has knowledge of such conveyance enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent, in the Servicer’s reasonable judgment, enforcement is permitted under applicable law and governmental regulations. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Insurance Policies. The Servicer, subject to Section 3.10(b), is also authorized with the prior approval of the insurers under any Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

(b) Subject to the Servicer’s duty to enforce any due-on-sale clause to the extent set forth in Section 3.10(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Indenture Trustee, or if an instrument of release signed by the Indenture Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Indenture Trustee for signature and shall direct, in writing, the Indenture Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Indenture Trustee for execution by it, the Servicer shall deliver an Officer’s Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Servicer shall notify the Indenture Trustee that any such substitution or assumption agreement has been completed by forwarding to the Indenture Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

Section 3.11. Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

(a) Subject to the limitations set forth in Sections 3.5(a), 3.11(b), 3.11(f), and 3.11(i), the Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities; provided, however,, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Collection Account). The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however,, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property, as Servicing Advances or, if applicable, as Nonrecoverable Advances.

(b) If the Servicer has actual knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one mile radius of any site with material environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and shall proceed with such in foreclosure or by deed in lieu of foreclosure only if the Servicer reasonably determines that doing so shall more likely than not be in the best interests of the Issuer, considering all relevant factors including such environmental matters. For the purpose of this Section, actual knowledge of the Servicer means actual knowledge of a Servicing Officer involved in the servicing of the relevant Mortgage Loan at the time such knowledge was acquired. Actual knowledge of the Servicer does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof.

(c) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Indenture Trustee for the benefit of the Noteholders, or its nominee, on behalf of the Noteholders, provided that the Servicers may cause title to be placed in the name of the Custodian or the Servicer if the Servicer reasonably determines that such manner of holding title is required or advisable in order to facilitate the foreclosure process as to any one or more particular Mortgage Loans. The Indenture Trustee’s name shall be placed on the title to such REO Property solely as the Indenture Trustee and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement, the Indenture and the Indenture Trustee’s capacity thereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Noteholders, in its sole discretion, rent or decline to rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Noteholders for the period prior to the sale of such REO Property. The net monthly rental income, if any, from such REO Property shall be deposited in the Collection Account no later than the close of business on each Determination Date.

(d) In the event of a default on a Mortgage Loan one or more of whose obligor is not a “United States person,” as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, “foreclosure”) in respect of such Mortgage Loan, the Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligor on such Mortgage Loan.

(e) The decision of the Servicer to foreclose, or to continue the foreclosure process, on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would more likely than not exceed the costs and expenses of bringing such a proceeding and liquidating the REO expected to be obtained through such foreclosure. Promptly upon making any determination in accordance with the preceding sentence not to foreclose, or to discontinue the foreclosure process, as to any Mortgage Loan, the Servicer shall deliver to the Master Servicer an Officer’s Certificate signed by a Servicing Officer identifying the Mortgage Loans as to which such determination has been made (each such Mortgage Loan, upon acceptance of such Officer’s Certificate by the Master Servicer, a “Nonrecoverable Mortgage Loan”) setting forth the basis for such determination in a form acceptable to the Master Servicer.

(f) The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Master Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Collection Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

(g) The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse SFM, or its designee, for any unpaid Retained Interest; second, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; third, to reimburse the Servicer for any unreimbursed Advances; fourth, to reimburse the Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.8(a)(iii) that related to such Mortgage Loan; fifth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Net Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and sixth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.14.

(h) Notwithstanding any provision hereof, in connection with the foreclosure or other conversion of defaulted assets, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable in its sole discretion, and as shall be normal and usual in its general mortgage servicing activities. In connection therewith, the Master Servicer shall have the sole discretion to determine whenever an immediate sale of any REO or Nonrecoverable Mortgage Loan, or continued management of such REO or Nonrecoverable Mortgage Loan, is in the best interest of Securityholders to maximize recoveries. Any such disposition (including by means of a “whole loan sale”) shall be conducted by the Servicer on terms and conditions approved by the Master Servicer in its sole discretion.

(i) The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Issuer any Mortgage Loan which is 91 days or more Delinquent at a price equal to the Purchase Price; provided, however,, that for any such Mortgage Loan that is a Nonrecoverable Mortgage Loan, such purchase shall be at a price equal to the Nonrecoverable Mortgage Loan Purchase Price, and provided further that any REO Property may be disposed of pursuant to the preceding Section 3.11(h). The total price calculated pursuant to the preceding sentence for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Indenture Trustee, upon receipt of the Request for Release from the Servicer in the form of Exhibit C hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all Issuer’s right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Issuer, the Indenture Trustee or the Securityholders with respect thereto.

Section 3.12. Indenture Trustee to Cooperate; Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Indenture Trustee by delivering, or causing to be delivered a Request for Release substantially in the form of Exhibit C. Upon receipt of such request, the Indenture Trustee shall or shall cause the Custodian to promptly release the related Mortgage File to the Servicer, and the Indenture Trustee shall at the Servicer’s direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case as provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. In lieu of the document execution process described in the preceding two sentences, the Servicer shall be authorized to execute each such Request for Release, request for reconveyance, deed of reconveyance, and release, satisfaction of mortgage, or such instrument releasing the lien of the Mortgage as attorney in fact for the Indenture Trustee (or the Custodian, if applicable) pursuant to the powers of attorney described in Section 3.1. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.

From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Indenture Trustee shall, upon delivery to the Indenture Trustee of a Request for Release in the form of Exhibit C signed by a Servicing Officer, release the Mortgage File to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File or documents so released to be returned to the Indenture Trustee or its Custodian when the need therefor by the Servicer no longer exists.

If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver or cause to be delivered to the Indenture Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

Section 3.13. Documents Records and Funds in Possession of Servicer to be Held for the Indenture Trustee.

Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Indenture Trustee, or the Custodian on its behalf, all documents and instruments described in Section 2.1(b), and shall hold as Servicer and agent of the Indenture Trustee all other documents, in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Indenture Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Collection Account, shall be held by the Servicer for and on behalf of the Indenture Trustee and shall be and remain the sole and exclusive property of the Indenture Trustee, subject to the applicable provisions of this Agreement and the Indenture. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, Payment Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Indenture Trustee for the benefit of the Noteholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan; provided, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 3.14. Servicing Compensation.

As compensation for its activities hereunder, the Servicer shall be entitled to retain or withdraw from the Collection Account an amount equal to the Servicing Fee for each Mortgage Loan, provided that the aggregate Servicing Fee with respect to any Payment Date shall be reduced (i) by the amount of any Compensating Interest paid by the Servicer with respect to such Payment Date, and (ii) with respect to the first Payment Date, an amount equal to any amount to be deposited into the Payment Account by the Depositor pursuant to Section 2.1(a) and not so deposited.

Additional servicing compensation in the form of (i) Prepayment Interest Excess and all income and gain net of any losses realized from Permitted Investments and (ii) assumption fees, late payment charges, and other receipts not required to be deposited to the Collection Account pursuant to Section 3.5, including any Excess Proceeds, shall be retained by the Servicer as additional servicing compensation. The Servicer and Master Servicer shall be required to pay all expenses incurred by them respectively in connection with their respective activities hereunder to the extent such expenses do not constitute Advances or Nonrecoverable Advances as defined in this Agreement and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

Notwithstanding anything herein or in any other Operative Agreement to the contrary, in no event shall the Indenture Trustee be liable for the Servicing Fee or for any differential in the amount of the Servicing Fee and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

Section 3.15. Access to Certain Documentation.

The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Notes and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

Section 3.16. Annual Statement as to Compliance.

Commencing in 2007, the Servicer shall deliver to the Depositor, the Master Servicer and the Indenture Trustee on or before March 15 of each applicable calendar year (or March 24 if there is no requirement to file a Form 10-K in that calendar year) an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding fiscal year and of the performance of the Servicer under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its material obligations under this Agreement throughout such year, or, if there has been a material default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Upon request, the Indenture Trustee shall forward a copy of each such statement to each Rating Agency and each Underwriter.

Commencing in 2007, on or before March 15 of each calendar year (or March 24 if there is no requirement to file a Form 10-K in that calendar year), the Servicer shall deliver to the Depositor, the Master Servicer and the Indenture Trustee a report regarding its assessment of compliance with the servicing criteria specified in paragraph (d) of Item 1122 of Regulation AB (§ 229.1122(d)), as of and for the period ending the end of each fiscal year, with respect to asset-backed security transactions taken as a whole involving the Servicer, and that are backed by the same asset type as the Mortgage Loans. Each such report shall include all of the statements required under paragraph (a) of Item 1122 of Regulation AB (§ 229.1122(a)).

Copies of such statements shall be provided to any Securityholder upon request, by the Servicer or by the Indenture Trustee at the Servicer’s expense if the Servicer failed to provide such copies (unless (i) the Servicer shall have failed to provide the Indenture Trustee with such statement or (ii) the Indenture Trustee shall be unaware of the Servicer’s failure to provide such statement).

The Servicer shall promptly notify the Depositor, the Master Servicer and the Indenture Trustee (i) of any legal proceedings pending against the Servicer of the type described in Item 1117 (§ 229.1117) of Regulation AB and (ii) if the Servicer shall become (but only to the extent not previously disclosed to the Indenture Trustee, the Master Servicer and the Depositor) at any time an affiliate of any of the Seller, the Indenture Trustee, the Master Servicer or any Servicer, Subservicer, Subcontractor or “Originator” contemplated by Item 1110 (§ 229.1110) of Regulation AB, any significant obligor contemplated by Item 1112 (§ 229.1112) of Regulation AB, any enhancement or support provider contemplated by Items 1114 or 1115 (§§ 229.1114-1115) of Regulation AB or any other material party to the Trust contemplated by Item 1100(d)(1) (§ 229.1100(d)(1)) of Regulation AB.

Section 3.17. Annual Independent Public Accountants’ Servicing Statement.

Commencing in 2007, on or before March 15 of each calendar year (or March 24 if there is no requirement to file a Form 10-K in that calendar year), the Servicer shall deliver to the Master Servicer, the Indenture Trustee and the Depositor a report by a registered public accounting firm that attests to, and reports on, the assessment made by the Servicer pursuant to the second paragraph of Section 3.16. Such report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.

Section 3.18. Errors and Omissions Insurance; Fidelity Bonds.

The Servicer shall for so long as it acts as Servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of Fannie Mae or Freddie Mac for persons performing servicing for mortgage loans purchased by Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

Section 3.19. Advances.

The Servicer shall determine on or before each Determination Date whether it is required to make a P&I Advance pursuant to the definition thereof. If the Servicer determines it is required to make a P&I Advance, it shall, before the Payment Account Deposit Date, deposit into the Master Servicer Custodial Account an amount equal to the P&I Advance. The Servicer shall be entitled to be reimbursed for all P&I Advances of its own funds made pursuant to this Section as provided in Section 3.8. The obligation to make P&I Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated, provided that in no event shall the Servicer be required to make any proposed Advance that, if made, would in the good faith judgment of the Servicer to be a Nonrecoverable Advance.

The Servicer shall deliver to the Master Servicer on the related Servicer Deposit Date an Officer’s Certificate of a Servicing Officer indicating the amount of any proposed Advance that, if made, would in the good faith judgment of the Servicer be a Nonrecoverable Advance.

Section 3.20. Advance Facility.

(a) The Servicer is hereby authorized to enter into any facility with any Person (any such Person, an “Advance Facility Counterparty”) which provides that the Servicer may pledge or sell its rights to receive reimbursement of Advances pursuant to this Agreement (“Advance Reimbursement Rights”) pursuant to credit facilities, repurchase facilities, or similar facilities providing liquidity for the funding of Advances, including facilities providing that such Advance Facility Counterparty may make all or a portion of the Advances (any such facility, an “Advance Facility”), although no Advance Facility shall reduce or otherwise affect the Servicer’s obligations to fund such Advances. If so required pursuant to the terms of an Advance Facility, to the extent that an Advance Facility Counterparty makes all or a portion of any Advance and the Advance Facility Counterparty and the Servicer provide the Indenture Trustee with notice acknowledged by the Servicer that such Advance Facility Counterparty is entitled to reimbursement, such Advance Facility Counterparty shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided. Such notice from the Advance Facility Counterparty and the Servicer must specify the amount of the reimbursement and must specify which Section of this Agreement permits the Advance to be reimbursed. The Indenture Trustee shall be entitled to conclusively rely without independent investigation on the Advance Facility Counterparty’s statement with respect to the amount of any reimbursement pursuant to this Section 3.20 and with respect to the Advance Facility Counterparty’s statement with respect to the Section of this Agreement permits the Advance to be reimbursed. An Advance Facility Counterparty whose obligations are limited to the making of Advances will not be deemed to be a Subservicer under this Agreement.

(b) If so required pursuant to the terms of an Advance Facility, the Servicer may direct, and if so directed in writing the Indenture Trustee is hereby authorized to and shall pay to the Advance Facility Counterparty (i) reimbursements for Advances; and (ii) all or such portion of the Servicing Fee as may be so specified in the Advance Facility, that would otherwise be payable to the Servicer pursuant to this Agreement or the Servicing Agreement.

(c) Upon request of the Servicer, the Indenture Trustee agrees to execute such acknowledgments recognizing the interests of any Advance Facility Counterparty in such Advance Reimbursement Rights and Servicing Fees as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.20, and such other documents in connection with such Advance Facilities as may be reasonably requested from time to time by any Advance Facility Counterparty. The implementation of the arrangement described in this Section shall not require the consent of Securityholders, the Issuer or the Indenture Trustee.

Section 3.21. Prepayment Penalties.

The Servicer will not waive any Prepayment Penalty or part of a Prepayment Penalty unless (i) such waiver would, in the reasonable judgment of the Servicer, maximize recovery of total net proceeds taking into account the value of such Prepayment Penalty and related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default; (ii) the related Mortgage Loan indebtedness has been accelerated; or (iii) the Servicer obtains an Opinion of Counsel, which may be in-house counsel for the Servicer, opining that the Prepayment Penalty is not legally enforceable in the circumstances under which the related prepayment occurs. In no event will the Servicer waive a Prepayment Penalty in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseen default.

Section 3.22. The Certificate Account.

(a) The Administrator, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee on behalf of the Certificateholders an account (the “Certificate Account”) entitled “Certificate Account, Wilmington Trust Company, as Owner Trustee, in trust for the Holders of Saxon Asset Securities Trust 2006-3 Certificates, Series 2006-3.”

(b) On each Payment Date, the Indenture Trustee shall withdraw from the Payment Account all amounts required to be distributed to the Holder of the Class X Certificate and the Trust Certificate and remit such amount to the Owner Trustee or the Administrator for deposit into the Certificate Account. On each Payment Date, the Owner Trustee or the Administrator shall distribute all amounts on deposit in the Certificate Account to the Holders of the Class X Certificate and the Trust Certificate as set forth in the Trust Agreement (and shall distribute any proceeds of the Instrument to the Trust Certificate). On the Payment Date on which the Class Principal Amount of the Notes is reduced to zero, the Administrator shall distribute all amounts remaining on deposit in the Certificate Account to the Holder of the Class X Certificate and the Trust Certificate in order to clear and terminate the Certificate Account in connection with the termination of this Agreement.

Section 3.23. Control of the Trust Accounts.

(a) The Depositor, the Issuer and the Indenture Trustee hereby appoint Deutsche Bank Trust Company Americas as Securities Intermediary with respect to the Trust Accounts and the Issuer has, pursuant to the Indenture, granted to the Indenture Trustee, for the benefit of the Noteholders, a security interest to secure all amounts due Noteholders hereunder in and to the Trust Accounts and the Security Entitlements to all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Trust Accounts and all proceeds thereof. Amounts held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the benefit of the Indenture Trustee, as collateral agent, for the benefit of the Noteholders. Upon the termination of the Issuer or the discharge of the Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Notes or interests therein, the Noteholders shall be deemed to have appointed Deutsche Bank Trust Company Americas as Securities Intermediary. Deutsche Bank Trust Company Americas hereby accepts such appointment as Securities Intermediary;

(b) With respect to the Trust Account Property credited to the Trust Accounts, the Securities Intermediary agrees that:

(i) with respect to any Trust Account Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

(ii) all assets in the Trust Accounts are agreed by the Securities Intermediary to be treated as Financial Assets; and

(iii) any such Trust Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Accounts in accordance with the Securities Intermediary’s customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto over which the Securities Intermediary or such other institution has Control;

(c) The Securities Intermediary hereby confirms that (A) each Trust Account are accounts to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Indenture Trustee, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, (B) all Trust Account Property in respect of any Trust Account will be promptly credited by the Securities Intermediary to the applicable account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Trust Account be registered in the name of the Depositor or the Issuer, payable to the order of the Depositor or the Issuer or specially endorsed to the Depositor or the Issuer, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank;

(d) The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to any Trust Account shall be treated as a Financial Asset;

(e) If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Depositor, the Issuer or any other Person. If at any time the Indenture Trustee notifies the Securities Intermediary in writing that the Issuer has been terminated or the Indenture discharged in accordance herewith and with the Indenture, and the security interest granted pursuant to the Indenture has been released, then thereafter if the Securities Intermediary shall receive any order from the Depositor or the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person;

(f) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee. The Financial Assets credited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Indenture Trustee (except that the Securities Intermediary may set-off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts and (ii) the face amount of any checks which have been credited to any Trust Account but are subsequently returned unpaid because of uncollected or insufficient funds);

(g) There are no other agreements entered into between the Securities Intermediary in such capacity and the Depositor or the Issuer with respect to any Trust Account. In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(h) The rights and powers granted under the Indenture and herein to the Indenture Trustee have been granted in order to perfect its security interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Depositor or the Issuer nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Indenture Trustee in the Trust Accounts, and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Indenture Trustee has notified the Securities Intermediary of such termination in writing; and

(i) Notwithstanding anything else contained herein, the Depositor and the Issuer agree that the Trust Accounts will be established only with the Securities Intermediary or another institution meeting the requirements of this Section, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows: (1) it will comply with Entitlement Orders related to the Trust Accounts issued by the Indenture Trustee, as collateral agent, without further consent by the Depositor or the Issuer; (2) until termination of the Issuer or discharge of the Indenture, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee, as collateral agent with respect to the Trust Accounts; and (3) all assets delivered or credited to it in connection with such accounts and all investments thereof will be promptly credited to the applicable account.

(j) Notwithstanding the foregoing, the Issuer shall have the power to instruct the Indenture Trustee in writing to make withdrawals and distributions from the Trust Accounts for the purpose of permitting the Indenture Trustee to carry out its duties under the Indenture.

(k) The Issuer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any financing statements under the Relevant UCC or this Agreement) as may be necessary to perfect the interests created by this Section in favor of the Indenture Trustee and otherwise fully to effectuate the purposes, terms and conditions of this Section. The Issuer shall:

(i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Indenture Trustee’s security interest in the Trust Account Property; and

(ii) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following: (1) any change in its corporate name or any trade name or its jurisdiction of organization; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Indenture Trustee of any such filings.

Neither the Depositor nor the Issuer shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate transferee, including the Indenture Trustee. Before effecting such change, each of the Depositor or the Issuer proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate transferees, including the Indenture Trustee, in the Trust Account Property. In connection with the transactions contemplated by the Operative Agreements relating to the Trust Account Property, each of the Depositor and the Issuer authorizes its immediate transferee, including the Indenture Trustee, to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 3.23 (it being understood that the Issuer shall make such initial filings and the Indenture Trustee is not required to make any such filing).

None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Securityholders or any other person or for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee, the Issuer or the Securityholders which would otherwise be imposed by reason of the Securities Intermediary’s willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may conclusively rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document. The Issuer shall indemnify the Securities Intermediary for and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary has been guilty of bad faith, negligence or willful misconduct. The foregoing indemnification shall survive any termination of this Agreement or the resignation or removal of the Securities Intermediary.

The Securities Intermediary shall be entitled to all of the protections, immunities, benefits and indemnities afforded to the Indenture Trustee under Article VI of the Indenture.

Section 3.24. Indenture Trustee To Retain Possession of PMI Policy.  The Indenture Trustee (or the Custodian on behalf of the Indenture Trustee) shall retain possession and custody of the originals of the PMI Policy or certificate of insurance if applicable and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement.

ARTICLE 4.

PAYMENTS

Section 4.1. Priorities of Payments.

(a) On each Payment Date the Indenture Trustee shall make the following distributions from the Payment Account, net of the Indenture Trustee’s expenses and the Owner Trustee’s reimbursable expenses under the Trust Agreement, of an amount equal to the Interest Funds in the following order of priority:

(i) to the Senior Notes, pro rata, the amount of Current Interest for each such Class on such Payment Date, based on the amount of Current Interest with respect to each such Class;

(ii) to the Class M-1 Notes, the Current Interest thereon for such Payment Date;

(iii) to the Class M-2 Notes, the Current Interest thereon for such Payment Date;

(iv) to the Class M-3 Notes, the Current Interest thereon for such Payment Date;

(v) to the Class M-4 Notes, the Current Interest thereon for such Payment Date;

(vi) to the Class M-5 Notes, the Current Interest thereon for such Payment Date;

(vii) to the Class M-6 Notes, the Current Interest thereon for such Payment Date;

(viii) to the Class B-1 Notes, the Current Interest thereon for such Payment Date;

(ix) to the Class B-2 Notes, the Current Interest thereon for such Payment Date;

(x) to the Class B-3 Notes, the Current Interest thereon for such Payment Date; and

(xi) any remaining amounts shall be payable pursuant to Section 4.1(g).

(b) On each Payment Date, the Indenture Trustee shall apply Principal Funds (and any amounts in respect of Section 4.1(g)(i)) to make the following payments from the Payment Account of an amount equal to the Principal Payment Amount in the following order of priority:

(i) to the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, sequentially, in that order, the Senior Principal Payment Amount until the Class Principal Balance of each such Class has been reduced to zero;

(ii) to the Class M-1 Notes, up to the Class M-1 Principal Payment Amount for such Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(iii) to the Class M-2 Notes, up to the Class M-2 Principal Payment Amount for such Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(iv) to the Class M-3 Notes, up to the Class M-3 Principal Payment Amount for such Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(v) to the Class M-4 Notes, up to the Class M-4 Principal Payment Amount for such Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(vi) to the Class M-5 Notes, up to the Class M-5 Principal Payment Amount for such Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(vii) to the Class M-6 Notes, up to the Class M-6 Principal Payment Amount for such Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(viii) to the Class B-1 Notes, up to the Class B-1 Principal Payment Amount for such Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(ix) to the Class B-2 Notes, up to the Class B-2 Principal Payment Amount for such Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(x) to the Class B-3 Notes, up to the Class B-3 Principal Payment Amount for such Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(xi) any remaining amounts shall be payable pursuant to Section 4.1(g).

(c) Notwithstanding Section 4.1(b), on any Payment Date prior to the Stepdown Date or if a Trigger Event is in effect on any Payment Date, the Principal Payment Amount (and any amount in respect of Section 4.1(g)(i)) shall be paid in the following order of priority:

(i) to the Senior Notes, in the order of priority specified in Section 4.1(b) above, until the Note Principal Balance of each such Note has been reduced to zero;

(ii) after the Note Principal Balance of each Class of the Senior Notes has been reduced to zero, to the Class M-1 Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(iii) after the Note Principal Balance of each of the Class M-1 Notes has been reduced to zero, to the Class M-2 Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(iv) after the Note Principal Balance of each of the Class M-2 Notes has been reduced to zero, to the Class M-3 Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(v) after the Note Principal Balance of each of the Class M-3 Notes has been reduced to zero, to the Class M-4 Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(vi) after the Note Principal Balance of each of the Class M-4 Notes has been reduced to zero, to the Class M-5 Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(vii) after the Note Principal Balance of each of the Class M-5 Notes has been reduced to zero, to the Class M-6 Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(viii) after the Note Principal Balance of each of the Class M-6 Notes has been reduced to zero, to the Class B-1 Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(ix) after the Note Principal Balance of each of the Class B-1 Notes has been reduced to zero, to the Class B-2 Notes, until the Note Principal Balance of each such Note has been reduced to zero;

(x) after the Note Principal Balance of each of the Class B-2 Notes has been reduced to zero, to the Class B-3 Notes, until the Note Principal Balance of each such Note has been reduced to zero; and

(xi) any remaining amounts shall be payable pursuant to Section 4.1(g).

(d) [Reserved].

(e) [Reserved].

(f) [Reserved].

(g) On each Payment Date, the Indenture Trustee shall distribute the Excess Cashflow in the following order of priority:

(i)	to the Notes, any Extra Principal Payment Amount, as part of the payment of the related Principal Payment Amount;

(ii)	to the holders of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes (pro rata based on amounts payable under this clause), any Available Funds Shortfalls attributable to such Notes;

(iii)	to the Subordinate Notes, in the same order of priority set forth in Section 4.1(a)(ii) through (x), any Available Funds Shortfalls attributable to such Notes;

(iv)	to the Subordinate Notes, in the same order of priority set forth in Section 4.1(a)(ii) through (x), any Deferred Interest allocable to such Notes;

(v)	to the payment of any Swap Termination Payment (other than a Priority Swap Termination Payment) owed to the Counterparty under the Swap Agreement; and

(vi)	any remaining Excess Cashflow shall be distributed pursuant to Section 4.1(h).

(h) Subject to Section 4.2, on each Payment Date, the Indenture Trustee shall distribute to the Certificate Account for payment to the Class X Certificate and the Trust Certificate in the manner set forth in the Trust Agreement any remaining amounts in the Payment Account.

Section 4.2. Retained Interest.

On each Payment Date so long as Saxon Mortgage Services, Inc. or any Affiliate thereof is the Servicer, SFM, in its capacity as Seller, or its designee, will be entitled to any Retained Interest for such date, payable to SFM, or its designee, on such Payment Date in respect of each Mortgage Loan, in an amount equal to the product of (a) the Stated Principal Balance of such Mortgage Loan, on the first day of the month preceding such Payment Date and (b) the product of (i) one-twelfth and (A) 0.05% per annum for the first ten Payment Dates following the Closing Date, (B) 0.15% per annum for the eleventh through thirtieth Payment Dates, inclusive, following the Closing Date, (C) 0.40% per annum for the thirty-first through forty-eighth Payment Dates, inclusive, following the Closing Date and (D) 0.55% per annum for the forty-ninth Payment Date following the Closing Date and each Payment Date thereafter. If, at any time prior to the thirty-first Payment Date following the Closing Date, Saxon Mortgage Services, Inc. ceases to be the Servicer and no Affiliate thereof is the Servicer, the amounts described in the preceding sentence shall cease be payable to SFM on any subsequent Payment Date and such amounts shall no longer constitute a Retained Interest but will be added to the Servicing Fee for each such subsequent Payment Date. If, at any time on or after the thirty-first Payment Date, Saxon Mortgage Services, Inc. ceases to be the Servicer and no Affiliate thereof is the Servicer, a portion of the amounts described in the first sentence of this Section 4.2 in respect of each Mortgage Loan, in an amount equal to the product of (x) 0.25% per annum and (y) the Stated Principal Balance of such Mortgage Loan, shall cease to be payable to SFM on any subsequent Payment Date and instead such amount will be added to the Servicing Fee for each such subsequent Payment Date. The Retained Interest, net of any portion thereof payable as part of the Servicing Fee following the termination of Saxon Mortgage Services, Inc. or an Affiliate thereof as servicer, shall at all times be beneficially owned, directly or indirectly through a Qualified REIT Subsidiary (as defined in the Trust Agreement) or an entity that is disregarded for federal income tax purposes, by the REIT (as defined in the Trust Agreement) that is considered to be the beneficial owner of the Class X Certificate and the Trust Certificate. The Class X Certificate and the Trust Certificate cannot be transferred independently of one another and may be transferred only as a single investment unit.

Section 4.3.  [Reserved].

Section 4.4. Reports to the Depositor and the Indenture Trustee.

On or before the Business Day preceding each Payment Date, based on information provided by the Servicer at such times and in form and content, as acceptable to the Master Servicer in its reasonable discretion, the Master Servicer shall notify, or cause to be notified, the Depositor and the Indenture Trustee of the following information with respect to the next Payment Date (which notification may be given by facsimile, electronic transmission or by telephone promptly confirmed in writing):

(a) the aggregate amount then on deposit in the Payment Account and the source thereof (identified as interest, scheduled principal or unscheduled principal);

(b) the amount of any Realized Losses and the amount of any Principal Deficiency Amount allocated to a Class or Classes of Subordinate Notes;

(c) the application of the amounts paid on such Payment Date pursuant to Section 4.1 (including the distribution of any Subsequent Recoveries);

(d) whether a Trigger Event has occurred; and

(e) For each Payment Date during the Funding Period,

(i) the Pre-Funded Amount previously used to acquire Subsequent Mortgage Loans and the remaining Pre-Funded Amount;

(ii) the Pre-Funding Account Earnings with respect to the Pre-Funding Account; and

(iii) following the end of the Funding Period, the remaining Pre-Funded Amount, if any, distributed to Securityholders.

Section 4.5. Reports by or on Behalf of the Master Servicer.

(a) On or as soon as practicable following each Payment Date, based on information provided by the Servicer and the Counterparty at such times and in form and content, as acceptable to the Master Servicer in its reasonable discretion, the Master Servicer shall report or cause to be published on the Indenture Trustee’s website located at https://www.tss.db.com/invr, or such other website designated by the Master Servicer as may be set forth in a notice provided to each Securityholder and each Rating Agency, the following information:

(i)	with respect to each Class of Notes (based on an original principal amount of $1,000):

(A)	the amount of the aggregate payments on such Payment Date;

(B)	the amount of such payment allocable to interest;

(C)
the amount of such payment allocable to principal, separately identifying the aggregate amount of any prepayments, Substitution Adjustment Amounts, repurchase amounts pursuant to Article 2 or other recoveries of principal included therein, any Extra Principal Payment Amount;

(D)	the Class Principal Balance after giving effect to any distribution allocable to principal; and

(E)	any Available Funds Shortfall;

(ii)	any Subsequent Recoveries, Monthly Advances, Realized Losses and Principal Deficiency Amount for the period and since the Cut Off Date;

(iii)	the largest Mortgage Loan balance outstanding;

(iv)	the Prepayment Penalties owed by borrowers and (if different) collected by the Servicer or the Master Servicer;

(v)	the Servicing Fees, Retained Interest and Master Servicing Fees and the amount of any fees paid to the Owner Trustee, the Indenture Trustee, the Custodian or the Administrator;

(vi)	One-Month LIBOR on the most recent Interest Determination Date;

(vii)	the Interest Rates for the Notes for the current Accrual Period and whether such rates have been capped;

(viii)	for each Payment Date during the Funding Period, the Pre-Funded Amount;

(ix)
the number and aggregate principal balances of Mortgage Loans (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related prepayment period;

(x)
the number and Stated Principal Balance of all Mortgage Loans in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;

(xi)	the number of Mortgagors and the Stated Principal Balances of Mortgage Loans involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;

(xii)	the aggregate number and aggregate book value of any REO Property as of the close of business as of the end of the related Prepayment Period;

(xiii)
the aggregate Stated Principal Balance of the Mortgage Loans, the Mortgage Rates (in incremental ranges), the Net Rate, the weighted average life and the weighted average remaining term of the Mortgage Loans, at the beginning and at the end of the related Prepayment Period;

(xiv)
the Stated Principal Balance of the Mortgage Loans whose Mortgage Rates adjust on the basis of the six-month LIBOR and any other applicable indices with respect to the Mortgage Loans at the end of the related Prepayment Period;

(xv)	the amount of cash flow received for such Payment Date, and the sources thereof;

(xvi)	the Realized Losses, if any, allocated to each Class of Notes and the Principal Deficiency Amount, if any, allocated to any Class of Subordinate Notes on that Payment Date;

(xvii)	the applicable Record Date, Accrual Period and calculation date for each Class of Notes and such Payment Date;

(xviii)	the amount on deposit in the Master Servicer Custodial Account and the Payment Account as of such Payment Date (after giving effect to distributions on such date) and as of the prior Payment Date; and

(xix)	the amount of any payments made or received under the Swap Agreement.

(b)	All allocations made by the Indenture Trustee shall be based on information the Indenture Trustee receives from the Master Servicer which the Indenture Trustee shall be protected in relying on.

In addition to the information listed above, such report shall also include such other information as is required by Form 10-D, including, but not limited to, the information required by Item 1121 (§ 229.1121) of Regulation AB, to the extent such information is provided by the responsible party as set forth in Exhibit J.

Section 4.6. The Calculation Agent.

(a) The Calculation Agent, as agent for the Master Servicer, shall timely and accurately (i) perform and provide to the Indenture Trustee calculations of all amounts of principal and interest required to be distributed on each Payment Date pursuant to this Article 4; (ii) in connection with such calculations, determine the appropriate One Month LIBOR with respect to each Interest Determination Date in accordance with the definition of “One Month LIBOR” set forth in Section 1.1; and (iii) with respect to each Payment Date, determine the Pre-Funding Account Earnings for the Pre-Funding Account in accordance with the definition of “Pre-Funding Account Earnings” set forth in Section 1.1. The Calculation Agent shall not resign from its capacity as the Calculation Agent on fewer than sixty (60) prior written days notice to the Master Servicer.

(b) The compensation of the Calculation Agent shall be the responsibility of the Master Servicer, payable from the Master Servicing Fee.

(c) The Master Servicer may terminate the Calculation Agent, in its capacity as the Calculation Agent, at any time, with or without cause, upon thirty (30) days notice in writing to the Calculation Agent. No fee shall be payable to the Calculation Agent in connection with any such termination.

Section 4.7. Swap Agreement; Swap Account.

(a) The Indenture Trustee shall establish and maintain the Swap Account, to be held in trust for the benefit of Holders of the Notes. The Swap Account shall at all times be an Eligible Account. In the event that the Issuer receives a Swap Termination Payment from the Counterparty under the Swap Agreement, the Indenture Trustee shall cause such payment to be deposited in the Swap Account. If the Issuer enters into a replacement Swap Agreement as set forth in Section 4.7(c) below, the Indenture Trustee shall cause all or a portion of such Swap Termination Payment as may be required to be applied to amounts due to a replacement Counterparty upon entry into a replacement Swap Agreement. If the Issuer is not able to enter into a replacement Swap Agreement within 30 days of the termination of the original Swap Agreement as set forth in Section 4.7(c) below, the Indenture Trustee shall withdraw from the Swap Account the amount of any Net Swap Payment due to the Issuer (calculated in accordance with the terms of the original Swap Agreement) on each Payment Date under the original Swap Agreement and transfer such amounts into the Payment Account as Interest Funds to be applied on the related Payment Date until the Swap Termination Payment is exhausted or the scheduled termination date of the original Swap Agreement occurs (and shall, on the scheduled termination date of the original Swap Agreement, transfer all remaining amounts in the Swap Account into the Payment Account to be applied as Interest Funds on the next succeeding Payment Date).

(b) If (x) the Issuer is required to make a Swap Termination Payment under the Swap Agreement, (y) the Issuer enters into a replacement Swap Agreement as set forth in Section 4.7(c) below and (z) the Issuer receives an upfront payment from the replacement Counterparty in connection with the entry into the replacement Swap Agreement, the Indenture Trustee shall deposit such upfront payment into the Swap Account and apply all or such portion of such upfront portion as may be required to pay the Swap Termination Payment payable by the Issuer under the original Swap Agreement prior to the application of any other funds for such purpose. Any remaining portion of such upfront payment shall be transferred to the Payment Account prior to the next succeeding Payment Date for application as Interest Funds.

(c) In the event of the early termination of the Swap Agreement, the Issuer shall, unless the Issuer and the Indenture Trustee receive written notice from each Rating Agency that the failure to do so will not result in the reduction, qualification or withdrawal of the then current ratings of the Notes, use commercially reasonable efforts to enter into a replacement Swap Agreement within 30 days following the termination of the original Swap Agreement with a substitute Counterparty acceptable to the Rating Agencies. The Indenture Trustee, on behalf of the Issuer, shall send written notice to the Administrator, the Depositor, each Noteholder and each Rating Agency, within 10 days of the termination of the existing Swap Agreement identifying a proposed Counterparty with respect to the substitute Swap Agreement. Any proposed substitute counterparty shall be subject to the prior written approval of each Rating Agency. Any costs and expenses of entering into a replacement Swap Agreement not paid from a Swap Termination Payment made by the original Counterparty shall be paid from the Payment Account as provided in Section 3.8(c).

(d) If the Issuer shall not have received a payment with respect to the Swap Agreement by the date on which such payment was due and payable pursuant to the terms thereof, the Issuer shall make demand upon the Counterparty for immediate payment, and the Indenture Trustee may, and at the direction of a majority (by Voting Rights) of the Noteholders shall, take any available legal action, including the prosecution of any claims in connection therewith. The Depositor and the Issuer shall cooperate with the Administrator and the Indenture Trustee in connection with any such demand or action to the extent reasonably requested by the Administrator or the Indenture Trustee. The reasonable legal fees and expenses incurred by the Indenture Trustee in connection with the prosecution of any such legal action shall be reimbursable to the Indenture Trustee by the Issuer.

(e) At any time when the Issuer is permitted to terminate the Swap Agreement pursuant to the terms of such agreement (whether due to the occurrence of an event of default, a termination event or otherwise), the Indenture Trustee, on behalf of the Issuer, shall terminate such agreement in writing (with a copy to the Administrator) (i) subject to receipt by it and the Issuer of written confirmation from each Rating Agency that such termination will not result in the reduction, qualification or withdrawal of the then current ratings of the Notes or (ii) at the written direction of any Rating Agency; provided, however, that prior to or simultaneously with any termination of the Swap Agreement by the Issuer as a result of any downgrade of the ratings of the Counterparty or its credit support providers, the Issuer shall have entered into a substitute Swap Agreement.

(f) The Issuer may not, without the consent of the Counterparty, modify this Agreement if such amendment, supplement or modification would materially adversely affect the Counterparty, as solely determined by the Counterparty, in its reasonable discretion (provided that without limiting the foregoing, any reduction in the priority of payments to the Counterparty, any change in the timing of payments to the Counterparty or any reduction in quantity or quality of collateral available with respect to payments owing to the Counterparty shall automatically be considered for the purposes of this clause to be materially adverse to the Counterparty).

(g) The Counterparty shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto and shall have the right to enforce its rights under this Agreement.

Section 4.8. The Instrument.

At any time on or after the Closing Date, the Depositor shall have the right to cause the Issuer to enter into, solely for the benefit of the Holder of the Trust Certificate, a derivative contract or comparable instrument (the “Instrument”). Any such Instrument shall constitute a fully prepaid agreement. All collections, proceeds and other amounts in respect of such an Instrument shall be distributed to the Trust Certificate through the Certificate Account on the Payment Date following receipt thereof by the Issuer.

ARTICLE 5.

THE DEPOSITOR, THE SERVICER AND MASTER SERVICER

Section 5.1. Respective Liabilities of the Depositor, Servicer and Master Servicer.

The Depositor, Servicer and Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

Section 5.2. Merger or Consolidation of the Depositor, Servicer and Master Servicer.

The Depositor, Servicer and Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor, Servicer or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, Servicer or the Master Servicer shall be a party, or any person succeeding to the business of the Depositor, Servicer or the Master Servicer, shall be the successor of the Depositor, Servicer or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac.

Section 5.3. Limitation on Liability of the Depositor, the Servicer, the Indenture Trustee, the Master Servicer and Others.

None of the Depositor, the Servicer, the Master Servicer, the Indenture Trustee or any of the directors, officers, employees or agents of the Depositor, the Servicer, the Indenture Trustee or the Master Servicer shall be under any liability to the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer, the Master Servicer, the Indenture Trustee or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Servicer, the Master Servicer, the Indenture Trustee or any such Person from any liability which would otherwise be imposed by reasons of willful misconduct, bad faith or negligence in the performance of duties hereunder. The Depositor, the Servicer, the Master Servicer, the Indenture Trustee and any director, officer, employee or agent of the Depositor, the Servicer, the Indenture Trustee or the Master Servicer may conclusively rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer, the Master Servicer and any director, officer, employee or agent of the Depositor, the Servicer or the Master Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the performance thereof, or the Securities, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misconduct, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Servicer or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Servicer or the Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Issuer and the Securityholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of Issuer, and the Depositor, the Servicer and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

The Indenture Trustee shall have no obligation to invest and reinvest cash held in any Trust Account in the absence of timely and specific written investment direction from the Depositor or the Master Servicer, as applicable. In no event shall the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Depositor or the Master Servicer, as applicable, to provide timely investment direction.

The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee’s economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

SMS shall indemnify and hold harmless the Indenture Trustee, the Paying Agent, the Securities Intermediary, the Note Registrar or the Custodian and any director, officer, employee or agent thereof against any loss, liability or expense, including reasonable attorney’s fees, incurred in connection with or arising out of or in connection with the Operative Agreements or the Securities, including, but not limited to, any such loss, liability or expense incurred in connection with any legal action against the Issuer or the Indenture Trustee, the Paying Agent, the Securities Intermediary, the Note Registrar or the Custodian or any director, officer, employee or agent thereof, or the performance of any of the duties of the Indenture Trustee, the Securities Intermediary, the Note Registrar or the Paying Agent under the Operative Agreements (including, but not limited to, the execution and delivery of documents in connection with a foreclosure sale, trustee’s sale, or deed in lieu of foreclosure of a Mortgage Loan, including, but not, limited to, any deed of reconveyance, any substitution of trustee documents or any other documents to release, satisfy, cancel or discharge any Mortgage Loan) other than any loss, liability or expense incurred by reason of the willful misconduct, bad faith or negligence in the performance of the duties of the Indenture Trustee, Securities Intermediary, Note Registrar or Paying Agent under the Operative Agreements or by reason of the willful misconduct, bad faith or gross negligence of the Custodian under any custody agreement (including specifically any loss, liability or expense incurred by the Custodian by reason of simple negligence under any custody agreement). The Indenture Trustee may receive an additional indemnity from a party acceptable to the Indenture Trustee.

The Indenture Trustee shall be entitled to the same rights, protections and immunities set forth in the Indenture as if they were specifically set forth herein. The indemnification obligations of SMS shall survive the termination of this Agreement or the resignation or removal of the Indenture Trustee.

Section 5.4. Limitation on Resignation of Servicer.

The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Issuer and the Indenture Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Notes, or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Issuer and the Indenture Trustee. No such resignation shall become effective until the Indenture Trustee or a successor master servicer shall have assumed the Servicer’s responsibilities, duties, liabilities and obligations hereunder.

ARTICLE 6.

SERVICER DEFAULT

Section 6.1. Events of Default.

“Event of Default,” wherever used herein, means any one of the following events:

(i) any failure by the Servicer to deposit in the Collection Account or remit to the Indenture Trustee any payment required to be made under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Servicer by the Indenture Trustee or the Depositor or to the Master Servicer and the Indenture Trustee by the Holders of Securities having not less than 51% of the Voting Rights evidenced by the Securities; or

(ii) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, which failure materially affects the rights of Securityholders, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Indenture Trustee, the Master Servicer, or the Depositor, or to the Servicer and the Indenture Trustee by the Holders of Securities evidencing not less than 51% of the Voting Rights evidenced by the Securities; provided, however, that the 60-day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to substitute or repurchase in lieu thereof; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

(iv) the Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

(v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

Upon its obtaining actual knowledge of the occurrence of an Event of Default, the Master Servicer shall promptly deliver to the Issuer and the Indenture Trustee, an Officer’s Certificate that an event has occurred that may justify termination of the Servicer hereunder and describing the circumstances surrounding such event. Upon determination by the Master Servicer that an Event of Default has occurred, the Master Servicer shall promptly deliver to the Issuer and the Indenture Trustee an Officer’s Certificate to that effect, and the Master Servicer (a) may terminate the Servicer hereunder, if in its judgment such termination is in the best interests of the Issuer; or (b) shall terminate the Servicer hereunder, if instructed to do so by the Indenture Trustee. The Indenture Trustee shall so instruct the Master Servicer if directed to do so by the Holders of Securities evidencing not less than 51% of the Voting Rights evidenced by the Securities exercised in writing following delivery to such Holders by the Indenture Trustee of notice of the occurrence of such Event of Default pursuant to Section 6.2(b).

Upon any such termination, the Master Servicer shall enter into a substitute servicing arrangement with another mortgage loan servicing company acceptable to the Master Servicer and Rating Agency under which such mortgage loan servicing company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by the terminated Servicer hereunder. Until such time as the Master Servicer enters into a substitute servicing agreement with respect to the Mortgage Loans, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by the terminated Servicer. As compensation to the Master Servicer for any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which the terminated Servicer would have been entitled if such Servicer had not been terminated.

Notwithstanding anything to the contrary herein, upon the occurrence of a Servicing Trigger Event, the Indenture Trustee will, upon the direction of, and at the expense of, a Holders of Securities evidencing not less than 51% of the Voting Rights evidenced by the Securities, remove the Servicer and shall appoint a successor Servicer in accordance with the direction of such Holders.

Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Servicer’s rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Sections 3.8(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

In no event shall the termination of the Servicer under this Agreement result in any diminution of the Servicer’s right to reimbursement for any outstanding Advances due such Servicer at the time of termination. The successor Servicer shall be obligated to promptly reimburse the terminated Servicer for outstanding Advances; provided, however, that if the Indenture Trustee becomes the successor Servicer, such reimbursement obligation shall be limited to the funds available in the Collection Account for such purposes pursuant to Sections 3.8(a)(ii) and 3.8(iii). In addition, any such reimbursement for outstanding Advances shall be made on a first in, first out (“FIFO”) basis no later than the 18th day of each month provided that the successor Servicer has received prior written notice from the appropriate party, under this Agreement, of such reimbursement amount.

Section 6.2. Notification to Securityholders.

(a) Upon any termination of or appointment of a successor to the Servicer or Master Servicer, the Indenture Trustee shall give prompt written notice thereof to Securityholders and to each Rating Agency.

(b) Within 60 days after the occurrence of any Event of Default, the Indenture Trustee shall transmit by mail to all Securityholders notice of each such Event of Default hereunder known to the Indenture Trustee, unless such Event of Default shall have been cured or waived.

Section 6.3. Reports filed with the Securities and Exchange Commission.

(a) The Issuer, the Indenture Trustee, the Master Servicer and the Servicer shall reasonably cooperate with the Depositor in connection with the satisfaction of the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Indenture Trustee shall prepare on behalf of the Issuer any Forms 8-K, 10-D and 10-K as provided in Section 6.3(b).

(b) The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K. Thereafter, within 15 days after each Payment Date, the Indenture Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR) filing requirements, a Form 10-D executed by the Depositor with (i) a copy of the Monthly Statement for such Payment Date and (ii) such other information as is required by Form 10-D, including, but not limited to, the information required by Item 1121 (§229.1121) of Regulation AB (so long as such information is made available to the Indenture Trustee in a format compatible with EDGAR filing requirements).

Any disclosure in addition to the monthly statement required to be included on the Form 10-D (“Additional Form 10-Disclosure”) shall be determined and prepared by the entity that is indicated in Exhibit J as the responsible entity for providing that information. Any Additional Form 10-D Disclosure shall be provided to the Indenture Trustee by email to DBSec.Notifications@db.com within 5 calendar days after the related Determination Date. Any Additional Form 10-D Disclosure shall clearly identify which item of Form 10-D the information relates to. The Depositor shall also be copied on any Additional Form 10-D Disclosure.

The Indenture Trustee shall compile the information provided to it, prepare the Form 10-D and forward the Form 10-D to the Depositor for review and verification. No later than three Business Days prior to the 15th calendar day after the related Payment Date, an officer of the Depositor shall sign the Form 10-D and return such executed Form 10-D to the Indenture Trustee by email (with an original executed hard copy to follow by overnight mail).

Prior to January 30 of the first year in which the Indenture Trustee is able to do so under applicable law, the Indenture Trustee shall file a Form 15 Suspension Notice with respect to the Trust, if applicable. Prior to (x) March 31, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 31 of each year thereafter, the Indenture Trustee shall prepare a Form 10-K with respect to the Issuer. The Indenture Trustee shall file each such Form 10-K by March 31 of the applicable year. Such Form 10-K shall be signed by an appropriate officer of the Depositor by March 25, 2007 and shall include the certification required pursuant to the Sarbanes-Oxley Act of 2002, as amended from time to time, and any rules promulgated thereunder by the Commission (the “Form 10-K Certification”), which certification shall be signed by an appropriate officer of the Depositor. Such Form 10-K shall also include as exhibits (i) the annual statement as to compliance and the assessments of compliance with servicing criteria described in Section 3.16 and Section 8.5 of this Agreement, in Section 6.14(a) of the Indenture and in Section 6.10(a) of the Trust Agreement, (ii) the public accounting firm attestation reports described in Section 3.17 and Section 8.5 of this Agreement, in Section 6.14(b) of the Indenture and in Section 6.10(b) of the Trust Agreement relating to the assessments of compliance with servicing criteria described therein and (iii) the items described in (i) and (ii) above with respect to any Subservicer or Subcontractor. If any party’s report on assessment of compliance with servicing criteria required by clause (i) in the immediately preceding sentence, or the related public accounting firm attestation report required by clause (ii) in the immediately preceding sentence, identifies any material instance of noncompliance with the servicing criteria specified in paragraph (d) of Item 1122 of Regulation AB (§229.1122(d)), the Form 10-K shall identify the material instance of noncompliance. If these items have not been delivered to the Indenture Trustee within a reasonable period of time before the Indenture Trustee files any Form 10-K, the Indenture Trustee shall cooperate with the Depositor to file an amended Form 10-K including such missing documents as exhibits reasonably promptly after receipt of such items by the Indenture Trustee.

Prior to (x) March 1, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 1 of each year thereafter, each entity that is indicated in Exhibit J as a responsible entity for providing any disclosure or information in addition that described in the preceding paragraph that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be required to provide to the Indenture Trustee by email to DBSec.Notifications@db.com. Any Additional Form 10-K Disclosure shall clearly identify which item of Form 10-K the information relates to. The Depositor shall also be copied on any Additional Form 10-K Disclosure.

(c) The Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit G) for the benefit of the Depositor and its officers, directors and affiliates (provided, however, that the Indenture Trustee shall not undertake an analysis of the accountant’s report referred to in Section 3.17 and Section 8.5 of this Agreement, in Section 6.14(b) of the Indenture and in Section 6.10(b) of the Trust Agreement), and the Servicer shall sign a certification in the form attached hereto as Exhibit H for the benefit of the Depositor, the Issuer, the Indenture Trustee and their officers, directors and affiliates.

In addition, (i) the Indenture Trustee shall indemnify and hold harmless the Depositor and its officers, and directors from and against losses, damages (except for special, indirect or consequential loss or damage) penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon an intentional breach by the Indenture Trustee of its obligations under this Section or the Indenture Trustee’s negligence, bad faith or willful misconduct in connection therewith, (ii) the Servicer shall indemnify and hold harmless the Depositor, the Indenture Trustee and each of their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Servicer’s obligations under this Section or the Servicer’s negligence, bad faith or willful misconduct in connection therewith and (iii) the Depositor shall indemnify and hold harmless the Indenture Trustee and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Depositor’s obligations under this Section or the Depositor’s negligence, bad faith or willful misconduct in connection therewith.

(d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), the Indenture Trustee shall prepare and file on behalf of the Issuer any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Notes. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure”) shall be prepared by the party responsible for preparing such disclosure as set forth on Exhibit J hereto and compiled by the Indenture Trustee pursuant to the following paragraph. Any Form 8-K Disclosure shall be forwarded to the Indenture Trustee by email to DBSec.Notifications@db.com. The Depositor shall be copied on any Form 8-K Disclosure. The Indenture Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

As set forth on Exhibit J hereto, for so long as the Issuer is subject to the Exchange Act reporting requirements, no later than noon (Eastern Standard Time) on the 2nd Business Day after the occurrence of a Reportable Event, certain parties to this Agreement shall be required to provide to the Depositor and the Indenture Trustee, to the extent known by such applicable parties, any Form 8-K Disclosure Information, if applicable. The Indenture Trustee shall compile all such information provided to it in a Form 8-K prepared by it.

After preparing the Form 8-K, the Indenture Trustee shall forward electronically a draft copy of the Form 8-K to the Depositor for review, verification and execution by the Depositor. No later than the end of the 3rd Business Day after the Reportable Event, an officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Indenture Trustee. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Indenture Trustee will cooperate with the Depositor to file an amendment.

(e) Upon any filing with the Commission, the Indenture Trustee shall promptly deliver to the Depositor a copy of any executed report, statement or information.

(f) The Indenture Trustee will have no duty to verify the accuracy or sufficiency of any information not prepared by it included in any Form 10-D, Form 10-K or Form 8-K. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file any Form 10-D or Form 10-K resulting from or relating to the Indenture Trustee’s inability or failure to obtain any information or signature in a timely manner from the party responsible for delivery of such information or signature, so long as any such failure does not result from the negligence or willful misconduct of the Indenture Trustee. The Indenture Trustee shall have no liability with respect to any failure to properly file any Form 10-D, Form 10-K or Form 8-K resulting from or relating to the Depositor’s failure to timely comply with the provisions of this section. Nothing herein shall be construed to require the Indenture Trustee or any officer, director or Affiliate thereof to sign any Form 10-D, Form 10-K or Form 8-K.

ARTICLE 7.

TERMINATION

Section 7.1. Termination upon Liquidation or Purchase of all Mortgage Loans.

(a) This Agreement shall terminate upon the earlier of (i) the satisfaction and discharge of the Indenture and notice to the Indenture Trustee of such discharge, the disposition of all funds with respect to the Collateral and the payment of all amounts due and payable to the Securityholders (including, if such discharge is made pursuant to Section 7.2 below, the Redemption Price for the Notes) and all other fees and expenses of the Indenture Trustee (including the Indenture Trustee as Paying Agent), the Owner Trustee, the Administrator, the Master Servicer, the Servicers and the Issuer pursuant to this Agreement and the Indenture; or (ii) mutual written consent of the Master Servicer, the Seller, the Depositor, the Indenture Trustee, the Issuer and all then Securityholders in writing.

Section 7.2 Auction Call/Optional Redemption.

(a) On the Initial Auction Call Date, the Master Servicer (or its agent) shall begin to solicit bids in a commercially reasonable manner for the purchase of the Mortgage Loans and other property of the Trust Estate. The Issuer shall sell the assets of the Trust Estate to the highest bidder so long as the Master Servicer has received at least three bids from prospective purchasers (other than an affiliate of the Depositor) and at least one such bid is equal to the Redemption Price for the Notes. This process will be repeated as frequently as the Master Servicer deems reasonable until the related Redemption Price is received. The Notes shall be redeemed on the Payment Date next succeeding a successful auction. The Master Servicer shall be reimbursed for the costs, including expenses associated with engaging an agent, of the sale before the proceeds are paid to the Securityholders. Notwithstanding the foregoing, the Master Servicer may, in its sole discretion, elect to delay the commencement of any auction for any period of time.

(b) To the extent that the assets of the Trust Estate have not been sold pursuant to Section 7.2(a) above, subject to the conditions therein and in Section 7.1 (including, without limitation, that the purchase price must equal at least the Redemption Price), the Master Servicer or its designee may effect the purchase of the Mortgage Loans (and related property) of the Trust Estate at a price equal to the sum of (A) 100% of the Stated Principal Balance of each Mortgage Loan that is not a Nonrecoverable Mortgage Loan; (B) the Projected Net Liquidation Value of each Nonrecoverable Mortgage Loan (not including any REO Property); and (C) the lesser of (x) the appraised value of any REO Property as determined by a real estate broker meeting the qualifications, and applying broker’s price opinion methodology, generally acceptable to residential mortgage servicers, or other property valuation opinion methodology customarily used by residential mortgage servicers with respect to defaulted loans and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property. In addition, such purchase price shall include with respect to the Mortgage Loans (including REO Properties) accrued and unpaid interest thereon at the applicable Net Rate, except to the extent the Servicer was not or would not be required to make a P&I Advance hereunder.

The right to purchase all Mortgage Loans and REO Properties pursuant to preceding paragraph of this Section 7.2(b) shall be conditioned upon the Pool Principal Balance, on the date of any such repurchase, aggregating less than ten percent of the Assumed Principal Balance of the Mortgage Loans as of the Cut-Off Date (the first such date being the “Initial Clean-Up Call Date”).

(c) With respect to any purchase pursuant to subsection (a) or (b), upon deposit of the applicable price in the Payment Account, the Indenture Trustee shall release or cause to be released to the purchaser of each such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan (including appropriate instruments with respect to any REO Property), in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan sold pursuant hereto, and the purchaser of such Mortgage Loan shall succeed to all the Issuer’s and the Indenture Trustee’s right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Issuer, the Indenture Trustee or the Securityholders with respect thereto.

ARTICLE 8.

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
BY THE MASTER SERVICER

Section 8.1. Duties of the Master Servicer.

(a) The Securityholders, by their purchase and acceptance of the Securities, appoint Saxon Funding Management, Inc. as Master Servicer. For and on behalf of the Issuer, the Depositor, the Indenture Trustee and the Securityholders, the Master Servicer shall master service the Mortgage Loans in accordance with the provisions of this Agreement.

(b) The Master Servicer shall supervise and provide oversight of the Servicer’s performance of its obligations hereunder. The Master Servicer shall, for the benefit of Securityholders, use its reasonable best efforts to enforce the obligation of the Servicer hereunder, and, upon its obtaining actual knowledge of an Event of Default, shall take such action as is required by Section 6.1.

(c) To the extent the Servicer defaults in its obligation to timely make an P&I Advance required hereunder, upon notice of such failure, the Master Servicer shall be required to make such P&I Advance by the Business Day immediately preceding the related Payment Date or in the event the Master Servicer fails to do so, the Indenture Trustee as successor Master Servicer shall be required to make such P&I Advance by the related Payment Date. All rights of reimbursement otherwise available to the Servicer hereunder in respect of any Advance shall be fully available to the Master Servicer (or the Indenture Trustee as successor Master Servicer, as applicable).

(d) The Master Servicer shall, in the manner and at such times specified, prepare and furnish the reports described in Sections 4.4 and 4.5.

Section 8.2. Compensation to the Master Servicer.

The Master Servicer shall be entitled to the Master Servicing Fee on each Payment Date from amounts on deposit in the Master Servicer Custodial Account. If, on any Payment Date such fee is not distributed as provided herein, the Master Servicer shall be entitled to direct the Indenture Trustee to pay the Master Servicing Fee to the Master Servicer by withdrawal from the Payment Account. The Master Servicer shall be entitled to deposit account earnings as provided in Section 3.5 as additional master servicing compensation.

Section 8.3. Termination of Master Servicer; Trustee to Act.

Each of the following shall constitute an event of default by the Master Servicer (a “Master Servicer Event of Default”) of its obligations hereunder:

(a) any failure of the Master Servicer to remit to the Indenture Trustee any payment required to be made to the Indenture Trustee for the benefit of Securityholders under the terms of this Agreement within five days of the due date therefor (or, in the case of a P&I Advance which the Master Servicer is required to make pursuant to Section 8.1(c) above, on the due date therefor);

(b) the Master Servicer shall fail duly to observe or perform in any material respect any of its covenants or agreements (other than its obligation to make an Advance) contained herein and such failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Holders of Securities entitled to at least 51% of the Voting Rights; or

(c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

(d) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding of or relating to the Master Servicer or relating to all or substantially all its property; or

(e) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

The rights and obligations of the Master Servicer under this Agreement may be terminated only upon the occurrence of a Master Servicer Event of Default. If a Master Servicer Event of Default described in clauses (a) through (d) of this Section 8.3 shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Indenture Trustee may, and at the direction of the Holders of Securities entitled to at least 51% of the Voting Rights, the Indenture Trustee shall, by notice in writing to the Master Servicer, terminate all the rights and obligations of the Master Servicer hereunder, other than its rights as a Securityholder; provided, however, that if the rights and obligations of the Master Servicer are terminated due to a failure to make a P&I Advance as required under Section 8.1(c) and (x) the Master Servicer reimburses the Indenture Trustee for the P&I Advance made by the Indenture Trustee under Section 8.1(c) within five (5) Business Days (plus interest from the date the Indenture Trustee made the P&I Advance at the Prime Rate as published in the Wall Street Journal on the day of such reimbursement) and (y) each Rating Agency and the Indenture Trustee consent thereto, the Master Servicer shall be re-instated as master servicer on the date of such repayment without the requirement of further action. If a Master Servicer Event of Default described in clause (e) of this Section 8.3 shall occur, the Indenture Trustee may terminate, by notice in writing to the Master Servicer, all the rights and obligations of the Master Servicer hereunder, other than its rights as a Securityholder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Securities (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall, to the maximum extent permitted by law, pass to and be vested in the Indenture Trustee pursuant to and under this Section 8.3 (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it hereunder on or prior to the date of such termination). Without limiting the generality of the foregoing, the Indenture Trustee is hereby authorized and empowered to execute and deliver on behalf of and at the expense of the Master Servicer, as the Master Servicer's attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things that in the Indenture Trustee's sole and absolute judgment may be necessary or appropriate, to effect such termination. Notwithstanding the foregoing, upon any such termination the Master Servicer shall do all things reasonably requested by the Indenture Trustee to effect the termination of the Master Servicer's responsibilities, rights and powers hereunder, and the transfer thereof to the Indenture Trustee, including, but not limited to, promptly providing to the Indenture Trustee (and in no event later than ten Business Days subsequent to such notice) all documents and records electronic and otherwise reasonably requested by the Indenture Trustee to enable the Indenture Trustee or its designee to assume and carry out the duties and obligations that otherwise were to have been performed and carried out by the Master Servicer but for such termination.

As successor Master Servicer, the Indenture Trustee shall be entitled to the fees to which the Master Servicer would have been entitled if the Master Servicer had continued to act as such. The Indenture Trustee shall also, as successor Master Servicer, be entitled to all the protections and indemnification afforded to the Master Servicer hereunder.

Notwithstanding the above, upon the occurrence of a Master Servicer Event of Default, the Indenture Trustee may, if the Indenture Trustee shall be unwilling so to act, or shall, if it is unable so to act or, if the Holders of Securities entitled to at least 51% of the Voting Rights so request in writing to the Indenture Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000 as the successor to the Master Servicer. No appointment of a successor to the Master Servicer shall be effective until the assumption by such successor of all future responsibilities, duties and liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer, the Indenture Trustee or an affiliate shall, to the maximum extent permitted by law, act in such capacity as hereinabove provided.

In connection with any such appointment and assumption described herein, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments received on the assets included in the Trust Estate as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

Section 8.4. Notification to Securityholders.

Upon any termination pursuant to Section 8.3, or any appointment of a successor to the Master Servicer, the Indenture Trustee shall give prompt written notice thereof to the Securityholders.

Section 8.5. Annual Statement as to Compliance.

Commencing in 2007, the Master Servicer shall deliver to the Depositor and the Indenture Trustee on or before March 15 of each applicable calendar year, (or March 24 if there is no requirement to file a Form 10-K in that calendar year), an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding fiscal year and of the performance of the Master Servicer under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, the Master Servicer has fulfilled all of its material obligations under this Agreement throughout such year, or, if there has been a material default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Upon request, the Indenture Trustee shall forward a copy of each such statement to each Rating Agency and each Underwriter.

Commencing in 2007, on or before March 15 of each calendar year (or March 24 if there is no requirement to file a Form 10-K in that calendar year), the Master Servicer shall deliver to the Depositor and the Indenture Trustee a report regarding its assessment of compliance with the servicing criteria specified in paragraph (d) of Item 1122 of Regulation AB (§ 229.1122(d)), as of and for the period ending the end of each fiscal year, with respect to asset-backed security transactions taken as a whole involving the Master Servicer, and that are backed by the same asset type as the Mortgage Loans. Each such report shall include all of the statements required under paragraph (a) of Item 1122 of Regulation AB (§ 229.1122(a)).

Copies of such statements shall be provided to any Securityholder upon request, by the Master Servicer or by the Indenture Trustee at the Master Servicer’s expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Indenture Trustee with such statement or (ii) the Indenture Trustee shall be unaware of the Master Servicer’s failure to provide such statement.

The Master Servicer shall promptly notify the Depositor and the Indenture Trustee (i) of any legal proceedings pending against the Master Servicer of the type described in Item 1117 (§ 229.1117) of Regulation AB and (ii) if the Master Servicer shall become (but only to the extent not previously disclosed to the Indenture Trustee and the Depositor) at any time an affiliate of any of the Seller, the Indenture Trustee or any Master Servicer, Subservicer, Subcontractor or “Originator” contemplated by Item 1110 (§ 229.1110) of Regulation AB, any significant obligor contemplated by Item 1112 (§ 229.1112) of Regulation AB, any enhancement or support provider contemplated by Items 1114 or 1115 (§§ 229.1114-1115) of Regulation AB or any other material party to the Trust contemplated by Item 1100(d)(1) (§ 229.1100(d)(1)) of Regulation AB.

Section 8.6. Annual Independent Public Accountants’ Servicing Statement.

Commencing in 2007, on or before March 15 of each calendar year (or March 24 if there is no requirement to file a Form 10-K in that calendar year), the Master Servicer shall deliver to the Indenture Trustee and the Depositor a report by a registered public accounting firm that attests to, and reports on, the assessment made by the Master Servicer pursuant to the second paragraph of Section 8.5. Such report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.

ARTICLE 9.

MISCELLANEOUS PROVISIONS

Section 9.1. Amendment.

This Agreement may be amended from time to time by the Issuer, Depositor, Servicer, the Master Servicer and Indenture Trustee without the consent of any of the Securityholders (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Trust Estate or this Agreement in any disclosure document pursuant to which any Notes were offered; to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, the Servicer, the Indenture Trustee or the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising hereunder; (v) to modify the Servicing Fee and the Master Servicing Fee; provided, however, that no such modification shall increase the aggregate amount of Servicing Fees and Master Servicing Fees payable by the Issuer or (vi) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided, however, that any action pursuant to clauses (iv), (v) or (vi) above shall not, as evidenced by an Opinion of Counsel delivered to the Issuer and the Indenture Trustee (which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Issuer), adversely affect in any material respect the interests of any Noteholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of any Noteholder if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Notes; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. Further, for the avoidance of doubt, the Servicer may convert its corporate form from a corporation to a limited partnership without any amendment of this Agreement or any consent from any party hereto or any Securityholder.

This Agreement may also be amended from time to time by the Issuer, Depositor, Servicer, Master Servicer and Indenture Trustee with the consent of the Holders of a majority (by Percentage Interest) of each Class of Securities affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Securities; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be paid with respect to any Security without the consent of the Holder of such Security, (ii) adversely affect in any material respect the interests of the Holders of any Class of Securities in a manner other than as described in (i), without the consent of the Holders of Securities of such Class evidencing, as to such Class, Percentage Interests aggregating 66%, or (iii) reduce the aforesaid percentages of Securities the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Securities then outstanding.

Promptly after the execution of any amendment to this Agreement requiring the consent of Securityholders, the Indenture Trustee shall furnish written notification of the substance or a copy of such amendment to each Securityholder and each Rating Agency.

It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

Nothing in this Agreement shall require the Indenture Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Issuer or the Indenture Trustee), satisfactory to the Indenture Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Securityholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 9.1.

The Issuer may not enter into any amendment of the Swap Agreement unless it and the Indenture Trustee have received written notice from each Rating Agency that such amendment will not result in the reduction, qualification or withdrawal of the then current ratings of the Notes.

Section 9.2. Recordation of Agreement; Counterparts.

This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon direction of Holders of Securities evidencing a majority of the Voting Interests to the effect that such recordation materially and beneficially affects the interests of the Securityholders. However, the foregoing sentence notwithstanding, the Servicer may provide copies hereof to counsel, judicial officers, and government agencies, or may cause this Agreement to be recorded, in any jurisdiction in which, in the Servicer’s judgment, such disclosure or recording may facilitate foreclosure or other recovery with respect to any one or more of the Mortgage Loans.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed (by facsimile or otherwise) simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 9.3. Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE SECURITYHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.4. Intention of Parties.

It is the express intent of the parties hereto that the conveyance of the Trust Estate by the Depositor to the Issuer be, and be construed as, absolute sales thereof to the Issuer. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof by the Depositor to the Issuer. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Issuer, for the benefit of the Securityholders, of a security interest in all of the assets that constitute the Trust Estate, whether now owned or hereafter acquired.

It is the express intent of the parties hereto that for federal tax purposes the Notes, to the extent they are issued to parties unrelated to the Initial Holder (as defined in the Trust Agreement), will be treated as indebtedness of the Initial Holder.

The Depositor, for the benefit of the Securityholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Estate, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Issuer for the benefit of the Securityholders.

Section 9.5. Notices.

(a) The Indenture Trustee shall use its best efforts to promptly provide notice to each Rating Agency and the Counterparty with respect to each of the following of which it has actual knowledge:

1. any material change or amendment to this Agreement;

2. the occurrence of any Event of Default that has not been cured;

3. the resignation or termination of the Servicer, the Master Servicer or the Indenture Trustee and the appointment of any successor;

4. the repurchase or substitution of Mortgage Loans pursuant to Section 2.3;

5. the final payment to holders of Notes; and

6. any rating action involving the long-term credit rating of the Master Servicer, which notice shall be made by first-class mail within two Business Days after the Indenture Trustee gains actual knowledge thereof.

In addition, the Indenture Trustee shall promptly furnish to each Rating Agency and the Counterparty copies of the following:

1. Each report to Securityholders described in Section 4.5;

2. Each annual statement as to compliance described in Section 3.16;

3.  Each annual independent public accountants’ servicing report described in Section 3.17; and

4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.2, 2.3 or 3.11.

(b) All directions, demands, authorizations, consents, waivers, communications and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered by first class mail, facsimile or courier to the applicable Notice Address, or in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Noteholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Note Register. Notices to Certificateholders shall be deemed given when provided to the Administrator for delivery to the Certificateholders in accordance with the Trust Agreement and the Administration Agreement.

Section 9.6. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the Holders thereof.

Section 9.7. Assignment.

Notwithstanding anything to the contrary contained herein, except as provided in Section 5.2, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Issuer, the Indenture Trustee and Depositor. As a condition to the utilization of any Subservicer or Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122, the Master Servicer shall obtain from any such Subservicer or Subcontractor used by the Master Servicer for the benefit of the Depositor a written agreement from such Subservicer or Subcontractor (in form and substance satisfactory to the Depositor) to comply with the provisions of Sections 8.5 and 8.6 of this Agreement to the same extent as if such Subservicer or Subcontractor were the Master Servicer.

Section 9.8. Limitation on Rights of Securityholders.

The death or incapacity of any Securityholder shall not operate to terminate this Agreement, nor entitle such Securityholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Issuer, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Securityholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Securities be construed so as to constitute the Securityholders from time to time as partners or members of an association; nor shall any Securityholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Securityholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Indenture Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Securities evidencing not less than 25% of the Voting Rights evidenced by the Securities shall also have made written request to the Indenture Trustee to institute such action, suit or proceeding in its own name as Indenture Trustee hereunder and shall have offered to the Indenture Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Indenture Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Securityholder with every other Securityholder and the Issuer and the Indenture Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Securityholders. For the protection and enforcement of the provisions of this Section 9.8, each and every Securityholder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 9.9. Inspection and Audit Rights.

The Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Issuer, the Depositor or the Indenture Trustee during the Servicer’s normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Issuer, the Depositor or the Indenture Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor, the Issuer or the Indenture Trustee of any right under this Section 9.9 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Servicer or the related Subservicer.

Section 9.10. Mortgage Data.

The Depositor hereby represents to S&P that, to the Depositor’s knowledge, the information provided to such Rating Agency, including any loan level detail, is true and correct according to such Rating Agency’s requirements.

Section 9.11. Execution by the Issuer; No Petition.

It is expressly understood and agreed by the parties and the third party beneficiary hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in its as trustee, (b) each of the representations, undertaking and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representations, warranty or covenant made or undertaken by the Issuer under this Agreement or any other document.

Without limitation to any provision of the Indenture or the Trust Agreement, to the fullest extent permitted by applicable law, each party to this agreement, by entering into this Agreement (and the third party beneficiary hereto, by acceptance of its rights under Section 9.12), hereby covenants and agrees that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, insolvency or similar proceeding under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Operative Agreements; provided, however, that nothing herein shall preclude any party hereto from filing proofs of claim.

Section 9.12. Third Party Beneficiary.

The parties hereto agree that the Counterparty is intended to be, and shall have all rights of, a third-party beneficiary to this Agreement.

*              *             *

IN WITNESS WHEREOF, the Issuer, Depositor, Master Servicer, Servicer and Indenture Trustee, have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

SAXON ASSET SECURITIES TRUST 2006-3

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:	/s/ Patricia A. Evans
Name: Patricia A. Evans Title: Vice President

SAXON ASSET SECURITIES COMPANY

By:	/s/ Ernest G. Bretana
Name: Ernest G. Bretana Title: Vice President

SAXON FUNDING MANAGEMENT, INC.

By:	/s/ Robert B. Eastep
Name: Robert B. Eastep Title: Executive Vice President and Chief Financial Officer

SAXON MORTGAGE SERVICES, INC.

By:	/s/ David L. Dill
Name: David L. Dill Title: President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Karlene Benvenuto
Name: Karlene Benvenuto Title: Authorized Signatory

By:	/s/ Barbara Campbell
Name: Barbara Campbell Title: Vice President

EXECUTION

Schedule I

MORTGAGE LOAN SCHEDULE

[Maintained in a separate binder at McKee Nelson LLP
entitled “Saxon 2006-3 Mortgage Loan Schedules”]

S-I-1

EXECUTION

Schedule IA

SFM MORTGAGE SCHEDULE

[Maintained in a separate binder at McKee Nelson LLP
entitled “Saxon 2006-3 Mortgage Loan Schedules”]

S-1A-1

EXECUTION

Schedule IB

WAREHOUSE MORTGAGE SCHEDULE

(NONE)

S-1B-1

EXECUTION

Schedule II

INTEREST RATE SCHEDULE

Set forth below are the Interest Rates for each interest bearing Class of Notes:

Class A-1 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 0.06% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 0.120% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

Class A-2 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 0.11% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 0.220% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

Class A-3 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 0.17% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 0.340% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

Class A-4 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 0.24% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 0.480% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

S-II-1

Class M-1 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 0.31% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 0.465% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

Class M-2 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 0.32% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 0.480% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

Class M-3 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 0.34% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 0.510% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

Class M-4 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 0.38% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 0.570% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

S-II-2

Class M-5 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 0.40% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 0.600% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

Class M-6 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 0.46% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 0.690% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

Class B-1 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 0.80% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 1.200% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

Class B-2 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 1.05% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 1.575% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

S-II-3

Class B-3 Interest Rate: With respect to any Payment Date, the least of:

(i)
One Month LIBOR plus, in the case of any Payment Date on or prior to the Initial Clean-Up Call Date, 2.00% per annum, or in the case of any Payment Date that occurs after the Initial Clean-Up Call Date, plus 3.000% per annum;

(ii)	the Fixed Rate Cap; and

(iii)	the Available Funds Rate.

S-II-4

EXECUTION
EXHIBIT A

FORM OF INITIAL CERTIFICATION OF CUSTODIAN

_________________, 20[  ]

Saxon Asset Securities Trust 2006-3, as Issuer
c/o Wilmington Trust Company

Deutsche Bank Trust Company Americas, as Indenture Trustee
1761 East St. Andrew Place
Santa Ana, California 92705

Saxon Asset Securities Company
4860 Cox Road
Glen Allen, Virginia 23060
Attention: President

Saxon Funding Management, Inc., as Master Servicer
4860 Cox Road
Glen Allen, Virginia 23060
Attention: President

SAXON ASSET SECURITIES COMPANY
MORTGAGE LOAN ASSET BACKED
SECURITIES, SERIES 2006-3

Ladies and Gentlemen:

In accordance with Section 2.3(a) of the Standard Terms of Custody Agreement (June 2000 Edition) (the “Standard Terms”) incorporated into the Custody Agreement, dated as of September 1, 2006 (together with the Standard Terms, the “Custody Agreement”), between Deutsche Bank Trust Company Americas, as indenture trustee (the “Trustee”), and Deutsche Bank Trust Company Americas, as custodian (the “Custodian”), the Custodian hereby certifies that it has received and is holding a Mortgage File with respect to each Mortgage Loan (other than any Mortgage Loan listed on the schedule of exceptions attached hereto) listed on Schedule I (a copy of which is attached hereto) to the Custody Agreement.

In connection therewith, the Custodian has examined each Mortgage File to confirm that:

(i) no Note, on the face or the reverse side(s) thereof, contains evidence, except for the endorsement to the Custodian, of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer;

A-1

(ii) the Note bears an endorsement that appears to be an original either in blank or to the Custodian, as set forth substantially as follows “Without Recourse, pay to the order of Bankers Trust Company or Deutsche Bank Trust Company Americas, as Custodian or Trustee”;

(iii) all documents required to be contained in the Mortgage File are in its possession;

(iv) such documents have been reviewed by it and appear to relate to such Mortgage Loan and are not torn or mutilated; and

(v) based on its examination and only as to the foregoing documents, with respect to the loan number, borrower name, property address (including city, state and zip), origination date, and maturity date set forth on the Mortgage Loan Schedule, such information accurately reflects information set forth in the Mortgage File and each balance listed as the “Original Balance” on Schedule I to the Custody Agreement is identical to the original principal amount of the corresponding Note (or, if applicable, the amount set forth in a lost note affidavit).

The Custodian further certifies that the Custodian’s review of each Mortgage File included each of the procedures set forth in Section 2.3(a) of the Standard Terms.

The Custodian has not (1) inspected, reviewed or examined any such documents, instruments, securities or other papers to determine that they or the signatures thereon are genuine, enforceable, or appropriate for the represented purpose, any such documents, instruments, securities or other papers have actually been recorded or that any document that appears to be an original is in fact an original, or (2) determined whether any Mortgage File should include any surety or guaranty, Note Assumption Rider, buydown agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Custody Agreement.

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Custodian

By: ________________________________
Name: ______________________________
Title: _______________________________

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EXECUTION

EXHIBIT B

FORM OF FINAL CERTIFICATION OF TRUSTEE

_________________ __, 20[  ]

Saxon Asset Securities Trust 2006-3, as Issuer
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration

Deutsche Bank Trust Company Americas, as Indenture Trustee
1761 East St. Andrew Place
Santa Ana, California 92705

Saxon Asset Securities Company
4860 Cox Road
Glen Allen, Virginia 23060
Attention: President

Saxon Funding Management, Inc., as Master Servicer
4860 Cox Road
Glen Allen, Virginia 23060
Attention: President

Saxon Mortgage Services, Inc.
4708 Mercantile Drive
Fort Worth, Texas 76137
Attention: President

SAXON ASSET SECURITIES COMPANY
MORTGAGE LOAN ASSET BACKED
SECURITIES, SERIES 2006-3

Ladies and Gentlemen:

In accordance with (i) Section 2.2 of the Sale and Servicing Agreement among Saxon Asset Securities Trust 2006-3, as issuer, Saxon Asset Securities Company, as depositor, Saxon Funding Management, Inc., as master servicer, Saxon Mortgage Services, Inc., as servicer and Deutsche Bank Trust Company Americas, as indenture trustee (the “Trustee”) and (ii) Section 2.3(a) of the Standard Terms of Custody Agreement (June 2000 Edition) (the “Standard Terms”) incorporated into the Custody Agreement, dated as of September 1, 2006 (together with the Standard Terms, the “Custody Agreement”), between the Indenture Trustee, and Deutsche Bank Trust Company Americas, as custodian (the “Custodian”), the Custodian hereby certifies that it has received and is holding a Mortgage File with respect to each Mortgage Loan (other than any Mortgage Loan listed on the schedule of exceptions attached hereto) listed on Schedule I (a copy of which is attached hereto) to the Custody Agreement.

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In connection therewith, the Custodian has examined each Mortgage File to confirm that:

(i) no Note, on the face or the reverse side(s) thereof, contains evidence, except for the endorsement to the Custodian, of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer;

(ii) the Note bears an endorsement that appears to be an original either in blank or to the Custodian, as set forth substantially as follows “Without Recourse, pay to the order of Bankers Trust Company or Deutsche Bank Trust Company Americas, as Custodian or Trustee”;

(iii) all documents required to be contained in the Mortgage File are in its possession;

(iv) such documents have been reviewed by it and appear to relate to such Mortgage Loan and are not torn or mutilated; and

(v) based on its examination and only as to the foregoing documents, with respect to the loan number, borrower name, property address (including city, state and zip), origination date, and maturity date set forth on the Mortgage Loan Schedule, such information accurately reflects information set forth in the Mortgage File and each balance listed as the “Original Balance” on Schedule I to the Custody Agreement is identical to the original principal amount of the corresponding Note (or, if applicable, the amount set forth in a lost note affidavit).

The Custodian further certifies that the Custodian’s review of each Mortgage File included each of the procedures set forth in Section 2.3(a) of the Standard Terms.

The Custodian has not (1) inspected, reviewed or examined any such documents, instruments, securities or other papers to determine that they or the signatures thereon are genuine, enforceable, or appropriate for the represented purpose, any such documents, instruments, securities or other papers have actually been recorded or that any document that appears to be an original is in fact an original, or (2) determined whether any Mortgage File should include any surety or guaranty, Note Assumption Rider, buydown agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Custody Agreement.

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Custodian

By: ________________________________
Name: ______________________________
Title: _______________________________

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EXECUTION

EXHIBIT C

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

Date

[Addressed to Indenture Trustee
or, if applicable, custodian]

In connection with the administration of the mortgages held by you as Indenture Trustee under a certain Sale and Servicing Agreement, dated as of September 1, 2006 among Saxon Asset Securities Trust 2006-3, as Issuer, Saxon Asset Securities Company, as Depositor, Saxon Funding Management, Inc., as Master Servicer, Saxon Mortgage Services, Inc., as Servicer, and you, as Indenture Trustee (the “Sale and Servicing Agreement”), the undersigned Master Servicer hereby requests a release of the Mortgage File held by you as Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1. Mortgage Loan paid in full. (The Master Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account pursuant to the Sale and Servicing Agreement.)

2. The Mortgage Loan is being foreclosed.

3. Mortgage Loan substituted. (The Master Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Sale and Servicing Agreement.)

4. Mortgage Loan repurchased. (The Master Servicer hereby certifies that the Purchase Price has been credited to the Collection Account pursuant to the Sale and Servicing Agreement.)

5. Other. (Describe)

6. California Mortgage Loan expected to be paid in full.

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The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Sale and Servicing Agreement and will be returned to you within 10 days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed or is a California Mortgage Loan specified in #6 above (in which case the Mortgage File will be returned when no longer required by us for such purpose).

Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement.

[Name of Master Servicer]

By:
Name: Title: Servicing Officer

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EXECUTION

EXHIBIT D

FORM OF REMITTANCE AGENCY AGREEMENT

This Remittance Agency Agreement, dated as of [ ], 2006, is made by and among, Saxon Asset Securities Company, as buyer (the “Counterparty”), Saxon Asset Securities Trust 2006-3 (the “Issuer”) and Deutsche Bank Trust Company Americas (the “Remittance Agent”).

The Counterparty hereby appoints the Remittance Agent, and the Remittance Agent hereby accepts its appointment as agent of the Counterparty in connection with the receipt of $[ ] (the “Remitted Amount”) in connection with the sale of mortgage-backed securities by the Issuer in immediately available funds on the date hereof. The Counterparty delivers herewith to the Remittance Agent, in escrow pending wire transfer of the Remitted Amount as provided herein, a security release certification (the “Security Release Certification”) referencing the above-mentioned Issuer. Upon receipt by the Remittance Agent of the Remitted Amount on the Counterparty’s behalf, the Counterparty hereby authorizes the Remittance Agent to release the Counterparty’s right, title, interest or claim of any kind with respect to the Mortgage Loans and the related collateral and assets identified in the Security Release Certification by delivering the Security Release Certification to the Issuer and such other parties as the Issuer may designate.

The Remittance Agent shall wire the Remitted Amounts promptly as reasonably possible pursuant to the Counterparty’s wiring instructions set forth below:

[       ]

Bank: [        ]
ABA: [        ]
Acct:  [        ]
Re: Saxon Funding Management, Inc.
Attn:  [         ]

In no event shall the Remitted Amount be remitted to the Saxon Funding Management, Inc. or any party other than the Counterparty.

The parties agree that if for reasons not arising from the Remittance Agent’s negligence or willful misconduct, the Remittance Agent is unable to wire the Remitted Amount, then the Remittance Agent shall incur no liability for any reasonable delay; provided, however, that the Remittance Agent shall make commercially reasonable efforts to invest such funds on the Counterparty’s behalf and at the Counterparty’s direction, and shall remit the Remitted Amount together with any investment earnings thereof as soon as possible thereafter, and in any event, within 1 Business Day.

In consideration of the execution and delivery of this Remittance Agency Agreement by the Counterparty, the Issuer hereby represents and warrants to the Counterparty that the Remitted Amount includes the total amount to which the Counterparty is entitled to receive pursuant to the terms of any and all existing agreements between the Counterparty and the Issuer prior to delivering the release set forth in the Security Release Certification (such total amount, the “Required Amount”). In the event that upon final audit by the Counterparty the Remitted Amount is determined to be less than the Required Amount, the Issuer shall pay the difference between the Remitted Amount and the Required Amount to the Counterparty in immediately available funds within two Business Days following notice thereof.

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The Remittance Agent shall be entitled to the same rights, protections, immunities and indemnities afforded to the Indenture Trustee under the Indenture as if specifically stated herein.

IN WITNESS WHEREOF, the Remittance Agent, the Counterparty and the Issuer have caused this Remittance Agency Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Remittance Agent

By: ________________________________
Name: ______________________________
Title: _______________________________
Telephone: __________________________

[         ]
as Counterparty

By: ________________________________
Name: ______________________________
Title: _______________________________
Telephone: __________________________

SAXON ASSET SECURITIES TRUST 2006-3

By: ________________________________
Name: ______________________________
Title: _______________________________
Telephone: __________________________

D-2

EXECUTION

EXHIBIT E

FORM OF SECURITY RELEASE CERTIFICATION

Definitions. As used in this Security Release Certification, the term “Remittance Agency Agreement” shall mean the Remittance Agency Agreement, dated as of [ ], 2006, among the undersigned financial institution (the “Counterparty”), Saxon Asset Securities Trust 2006-3 (the “Trust”), and Deutsche Bank Trust Company Americas (the “Remittance Agent”). The term “Sale and Servicing Agreement” shall mean the Sale and Servicing Agreement among Saxon Asset Securities Trust 2006-3, as Issuer (the “Issuer”), Saxon Asset Securities Company (“Saxon”), Saxon Funding Management, Inc. (“SFM”) as Master Servicer, Saxon Mortgage Services, Inc. (“Saxon”), as Servicer, and the Indenture Trustee named therein relating to the said Issuer.

Release. Simultaneously with receipt by wire transfer of the Remitted Amount as defined in the Remittance Agency Agreement, the Counterparty hereby, without further act, releases any and all right, title, interest, or security interest in the Mortgage Loans identified in the Sale and Servicing Agreement, together with all of the Counterparty’s rights and interests in and to the related loan files, rights, assets of any kind, and proceeds thereof, related to the Mortgage Loans. Until payment for such Mortgage Loans is received by the Remittance Agent, the Counterparty’s aforesaid ownership interest therein will remain in full force and effect.

The Counterparty agrees that upon receipt by the Remittance Agent of the Remitted Amount it shall execute and deliver to SFM and such other parties as SFM may designate such further release documents, and file with the appropriate filing officials, as required, any and all documents appropriate to further evidence such release and to reflect such release in appropriate public records.

IN WITNESS WHEREOF, the Counterparty has caused this Security Release Certification to be executed and delivered by its duly authorized officer as of the date first set forth above.

[         ]

By: ________________________________
Name: ______________________________
Title: _______________________________
Telephone: __________________________

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EXHIBIT F-1

WAREHOUSE SELLERS

(NONE)

F-1-1

EXHIBIT F-2

SUBSERVICERS

F-2-1

|
EXHIBIT G

FORM CERTIFICATION TO BE PROVIDED
TO THE DEPOSITOR BY THE INDENTURE TRUSTEE

Re: Saxon Asset Securities Trust 2006-3

I, [identify the certifying individual], a [title] of Deutsche Bank Trust Company Americas, as Indenture Trustee, hereby certify to Saxon Asset Securities Company (the “Depositor”), and its officers, directors and affiliates, and with the knowledge and intent that they will reply upon this certification that:

1. [I have reviewed the annual report on Form 10-K (including the exhibits provided by the Depositor to the Indenture Trustee for attachment thereto) for the fiscal year [ ], and all reports on Form 10-D containing distribution reports filed in respect of periods included in the year covered by such annual report, of the Depositor, relating to the above-referenced trust;]

2. [Based on my actual knowledge, without independent investigation or inquiry, the information in these distribution reports prepared by the Indenture Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made not misleading as of the last day of the period covered by such annual report; and]

3. [Based on my knowledge, the distribution information required to be provided by the indenture trustee under the sale and servicing agreement is included in these distribution reports.]

Date:
Deutsche Bank Trust Company Americas, as Indenture Trustee

By:
[Signature] [Title]

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EXHIBIT H

FORM CERTIFICATION TO BE
PROVIDED TO THE DEPOSITOR BY THE SERVICER

Re: Saxon Asset Securities Trust 2006-3

I, [identify the certifying individual], certify to Saxon Asset Securities Company (the “Depositor”), Deutsche Bank Trust Company Americas, and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. [I have reviewed the servicing reports contained in the annual report on Form 10-K for the fiscal year [ ], and the servicing reports contained in all reports on Form 8-K and 10-D containing such reports filed in respect of periods included in the year covered by such annual report, of the Depositor relating to the above-referenced trust;]

2. [Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report;]

3. [Based on my knowledge, the servicing information required to be provided to the indenture trustee by the servicer under the sale and servicing agreement is included in these reports;]

4. [I am responsible for reviewing the activities performed by the servicer under the sale and servicing agreement and based upon the review required under the sale and servicing agreement, and except as disclosed in the report, the servicer has fulfilled its obligations under the sale and servicing agreement; and]

5. [I have disclosed to the Depositor’s certified public accountants all significant deficiencies relating to the servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the sale and servicing agreement.]

[Signature] [Title] Date:

H-1

EXHIBIT I

SWAP AGREEMENT

I-1

EXHIBIT J

FORM 10-D, FORM 8-K AND FORM 10-K
REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Entity shall be primarily responsible for reporting the information to the Indenture Trustee pursuant to Section 6.2(b). If the Indenture Trustee is indicated below as the Responsible Entity as to any item, then the Indenture Trustee is primarily responsible for obtaining that information.

Under Item 1 of Form 10-D: a) items marked “4.5 statement” are required to be included in the periodic Payment Date statement under Section 4.5 of the Sale and Servicing Agreement, provided by the Indenture Trustee based on information received from the Master Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the 4.5 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.

Form	Item	Description	Responsible Entity
10-D	1	Distribution and Pool Performance Information
Item 1121(a) - Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating payments and actual payment dates for the payment period.	4.5 statement
		(2) Cash flows received and the sources thereof for payments, fees and expenses.	4.5 statement
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:	4.5 statement
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.	4.5 statement

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.
4.5 statement
		(iii) Principal, interest and other payments accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.	4.5 statement
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.	4.5 statement
		(4) Beginning and ending principal balances of the asset-backed securities.	4.5 statement

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.
4.5 statement

(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.	4.5 statement

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.
4.5 statement

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average life, weighted average remaining term, pool factors and prepayment amounts.
4.5 statement Updated pool composition information filed to be as specified by Depositor or Master Servicer from time to time.
(9) Delinquency and loss information for the period. In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets.	4.5 statement Form 10-D report; Depositor or Master Servicer

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.
4.5 statement
(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	Form 10-D report; Master Servicer or Servicer
(12) Material breaches of pool asset representations or warranties or transaction covenants.	Form 10-D report; Master Servicer or Servicer
(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.	4.5 statement

(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool, [information regarding] any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable. Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.
Form 10-D report: Depositor, Master Servicer or Servicer

2	Legal Proceedings

Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Noteholders, including proceedings known to be contemplated by governmental authorities:
Seller
Depositor
Indenture Trustee
Issuing entity
Master Servicer
Servicer
Originator
Custodian
Seller Depositor Indenture Trustee Issuing entity Master Servicer Servicer Originator Custodian

3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.
Depositor or Master Servicer

4	Defaults Upon Senior Securities
	Information form Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)	N/A

5	Submission of Matters to a Vote of Security Holders
	Information from Item 4 of Part II of Form 10-Q	Indenture Trustee

6	Significant Obligors of Pool Assets

Item 1112(b) - Significant Obligor Financial Information*

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item

7	Significant Enhancement Provider Information
	Item 1114(b)(2) - Credit Enhancement Provider Financial Information* Determining applicable disclosure threshold Obtaining required financial information or effecting incorporation by reference	N/A N/A

Item 1115(b) - Derivative Counterparty Financial Information*

Determining current maximum probable exposure

Determining current significance percentage

Obtaining required financial information or effecting incorporation by reference
[TBD] [TBD] Depositor or Master Servicer
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

	8	Other Information
		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Entity for the applicable Form 8-K item as indicated below

	9	Exhibits
		Distribution report	Indenture Trustee
		Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

8-K

	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
Depositor

	1.02	Termination of a Material Definitive Agreement

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party. Examples: servicing agreement, custodial agreement.
Depositor

	1.03	Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, if known to the Depositor, Master Servicer or Indenture Trustee, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, Indenture Trustee, Swap Provider, Cap Provider, Custodian
Depositor/Master Servicer/Indenture Trustee

	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the 4.05 statement
N/A

3.03	Material Modification to Rights of Security Holders
	Disclosure is required of any material modification to documents defining the rights of Noteholders, including the Pooling and Servicing Agreement	Party requesting material modification

5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
	Disclosure is required of any amendment “to the governing documents of the issuing entity”	Depositor or Master Servicer

6.02	Change of Master Servicer, Servicer or Indenture Trustee

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or indenture trustee. Reg AB disclosure about any new servicer or indenture trustee is also required.
Indenture Trustee, Servicer or Master Servicer

6.03	Change in Credit Enhancement or Other External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives. Reg AB disclosure about any new enhancement provider is also required.
Depositor or Master Servicer

6.04	Failure to Make a Required Payment	Indenture Trustee

6.05	Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
Depositor or Master Servicer
	If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor or Master Servicer

7.01	Regulation FD Disclosure	Depositor or Master Servicer

8.01	Other Events
	Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.	Depositor or Master Servicer

9.01	Financial Statements and Exhibits	The Responsible Entity applicable to reportable event

10-K

	9B	Other Information
		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Entity for the applicable Form 8-K item as indicated above

	15	Exhibits and Financial Statement Schedules
		Item 1112(b) - Significant Obligor Financial Information	N/A
Item 1114(b)(2) - Credit Enhancement Provider Financial Information

		Determining applicable disclosure threshold	N/A

		Obtaining required financial information or effecting incorporation by reference	N/A

Item 1115(b) - Derivative Counterparty